                   SUPPLEMENT DATED DECEMBER 1, 1995 TO THE
           PROSPECTUSES FOR PACIFIC SELECT, PACIFIC SELECT EXEC, AND
         PACIFIC SELECT CHOICE DATED MAY 1, 1995 (EACH A "PROSPECTUS")


     Each Prospectus is amended by removing the five account limitation after any allocation of premium (or net premium) and/or transfers.

     Each Prospectus is amended by adding the following:

     PORTFOLIO REBALANCING

     A Policy Owner may automatically re-set the percentage of Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account Option is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of the Policy's Accumulated Value. The portfolio rebalancing feature will automatically transfer a Policy's Accumulated Value among the Variable Accounts back to the pre-set percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from the Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account earning a relatively higher return to a Variable Account earning a relatively lower return.

     A Policy Owner may initiate portfolio rebalancing by sending Pacific Mutual's Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. Policy Owners must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on the Monthly Payment Date that starts the frequency period elected by the Owner and that occurs on or follows the beginning date selected by the Owner. Policy Owners that stop portfolio rebalancing must wait 30 days to begin again. Portfolio rebalancing can not be used with the Dollar Cost Averaging Option.

     Pacific Mutual may modify, terminate or suspend the portfolio rebalancing feature at any time.

     The Pacific Select Exec Prospectus and Pacific Select Choice Prospectus are amended by adding the following as the fourth paragraph of the "Premiums" section:

     If Pacific Mutual receives any premium payment that will cause a Policy to become a modified endowment contract, the portion of the payment that will cause a Policy to become a modified endowment contract will not be applied to the Policy, unless the Policy Owner has previously notified Pacific Mutual that payments that cause a Policy to become a modified endowment contract may be accepted by Pacific Mutual and applied to the Policy. The portion of the premium payment that will cause a Policy to become a modified endowment contract will be returned to the Policy Owner. However, for premium payments received by Pacific Mutual's Home Office within 20 days before the upcoming Annual Anniversary of the Policy, all or a portion of the payment may be applied to the Policy immediately or applied on the upcoming Annual Anniversary, if it is determined that the total premium payment would affect whether the Policy is classified as a modified endowment contract.

     The Pacific Select Exec Prospectus is amended by replacing the first sentence of the third paragraph in the "Policy Loans" section with the following:

     The Policy loan annual effective interest rate is 4.75% per year for the first 10 years and 4.25% thereafter.

                                      LOGO
                               OF PACIFIC SELECT

                            Variable Universal Life

                                PROSPECTUSES FOR

                                 PACIFIC SELECT

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                               DATED MAY 1, 1995

                                --------------

                              PACIFIC SELECT FUND

                               DATED MAY 1, 1995

LOGO
OF PACIFIC SELECT
                                                  PACIFIC SELECT

                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                 ISSUED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                             700 NEWPORT CENTER DRIVE
                                          NEWPORT BEACH, CALIFORNIA 92660
                                                  1-800-800-7681

  This prospectus describes Pacific Select--a Flexible Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual"). The Policy provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date so long as the Policy is not surrendered or in default beyond the Grace Period. The Policy also provides for a Net Cash Surrender Value if it is surrendered during the lifetime of the Insured. The Policy can be purchased for a minimum initial premium of $10,000. The Policy provides considerable flexibility to pay additional premiums, although it may under certain circumstances provide insurance protection through the Maturity Date for only the initial premium.

  Premium payments may be allocated at the Policy Owner's discretion to one or more of the Variable Accounts that comprise a separate account of Pacific Mutual called the Pacific Select Separate Account (the "Separate Account"), or to the Fixed Account of Pacific Mutual. Any portion of the premium payments allocated to the Variable Accounts is invested in one or more of the corresponding Portfolios of the Pacific Select Fund (the "Fund"), which currently consists of ten Portfolios: the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio, and the International Portfolio. The Accumulated Value in the Fixed Account will accrue interest at an interest rate that is guaranteed by Pacific Mutual.

  To the extent that all or a portion of the premium payments are allocated to the Separate Account, the Accumulated Value under the Policy will vary based upon the investment performance of the Variable Accounts to which the Accumulated Value is allocated. No minimum amount of Accumulated Value is guaranteed.

  The death benefit will be the Face Amount of insurance stated in the Policy or, under certain circumstances, a higher amount. Although the Accumulated Value allocated to the Variable Accounts will vary, the amount and duration of the death benefit may or may not vary with the investment performance of the Variable Accounts depending upon several factors. At the death of the Insured, Pacific Mutual will pay the Beneficiary the death benefit minus any Indebtedness under the Policy.

  The Policy is a type of life insurance policy classified as a modified endowment contract (other than certain Policies entered into before June 21, 1988). For information on the tax treatment of modified endowment contracts, see "Federal Income Tax Considerations," on page 23. A Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy-- Free-Look Right," page 19), during which time premium payments allocated to the Separate Account will be invested in the Money Market Variable Account.

  It may not be advantageous to replace existing insurance with the Policy.

  This prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 29.

                               ----------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCU-
     RACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
      CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND.

  BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                               DATE: MAY 1, 1995

                               TABLE OF CONTENTS

                                                                            PAGE
Important Terms............................................................   4

Summary of the Policy......................................................   6
  Purpose of the Policy....................................................   6
  Policy Values............................................................   6
  The Death Benefit........................................................   6
  Premium Features.........................................................   6
  Allocation Options.......................................................   7
  Free-Look Right..........................................................   7
  Surrender Right..........................................................   7
  Preferred and Partial Withdrawal Benefits................................   7
  Charges and Deductions...................................................   7
  Tax Treatment of Increases in Accumulated Value..........................   9
  Tax Treatment of Death Benefit...........................................   9
  The Fixed Account........................................................   9
  Contacting Pacific Mutual................................................   9

INFORMATION ABOUT PACIFIC MUTUAL, THE SEPARATE ACCOUNT
 AND THE FUND..............................................................  10
  Pacific Mutual Life Insurance Company....................................  10
  Pacific Select Separate Account..........................................  10
  The Pacific Select Fund..................................................  10
  The Investment Adviser...................................................  11

The Policy.................................................................  12
  Application for a Policy.................................................  12
  Premiums.................................................................  12
  Additional Premium Payments..............................................  12
  Allocation of Premiums...................................................  13
  Dollar Cost Averaging Option.............................................  13
  Transfer of Accumulated Value............................................  14
  Death Benefit............................................................  14
  Changes in Face Amount...................................................  15
  Policy Values............................................................  16
  Determination of Accumulated Value.......................................  16
  Policy Loans.............................................................  17
  Benefits at Maturity.....................................................  18
  Surrender................................................................  18
  Preferred and Partial Withdrawal Benefits................................  18
  Right to Examine a Policy--Free-Look Right...............................  19
  Lapse....................................................................  19
  Reinstatement............................................................  20
Charges and Deductions.....................................................  20
  Premium Load from the Initial Premium....................................  20
  Premium Load from Additional Premiums....................................  21
  Variations in Premium Load...............................................  21
  Deductions from Accumulated Value........................................  22
  Deductions from the Variable Accounts....................................  22
  Other Charges............................................................  23
  Guarantee of Certain Charges.............................................  23
Other Information..........................................................  23
  Federal Income Tax Considerations........................................  23
  Charge for Pacific Mutual Income Taxes...................................  26
  Voting of Fund Shares....................................................  27
  Disregard of Voting Instructions.........................................  27
  Reports to Owners........................................................  27
  Substitution of Investments..............................................  28
  Changes to Comply with Law...............................................  28
Performance Information....................................................  28

                                                                            PAGE
The Fixed Account...........................................................  29
  General Description.......................................................  29
  Death Benefit.............................................................  30
  Policy Charges............................................................  30
  Transfers, Surrenders, Withdrawals, and Policy Loans......................  30
More About the Policy.......................................................  30
  Ownership.................................................................  30
  Beneficiary...............................................................  31
  Exchange of Insured.......................................................  31
  The Contract..............................................................  31
  Payments..................................................................  31
  Assignment................................................................  32
  Errors on the Application.................................................  32
  Incontestability..........................................................  32
  Payment in Case of Suicide................................................  32
  Participating.............................................................  32
  Policy Illustrations......................................................  32
  Payment Plan..............................................................  33
  Distribution of the Policy................................................  33
More About Pacific Mutual...................................................  33
  Management................................................................  33
  State Regulation..........................................................  36
  Telephone Transfer and Loan Privileges....................................  36
  Legal Proceedings.........................................................  36
  Legal Matters.............................................................  36
  Registration Statement....................................................  36
  Independent Accountants...................................................  37
  Financial Statements......................................................  37
Appendix....................................................................  58
Illustrations...............................................................  59

                               ----------------

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.

                                IMPORTANT TERMS

Accumulated Value--The total value of the amounts in the Variable Accounts of the Separate Account and the Fixed Account for the Policy as well as any amount set aside in the Loan Account to secure Policy Indebtedness as of any Valuation Date.

Age--The Insured's age as of his or her nearest birthday as of the Policy Date, increased by the number of complete policy years elapsed. With respect to any increases in Face Amount, riders, or other policy benefits which have an effective date not falling on a Policy Anniversary, Age means age nearest birthday as of the effective date increased by the number of complete years elapsed since the effective date.

Beneficiary--The person or persons named by the Policy Owner in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.

Cash Surrender Value--The Accumulated Value less any applicable unrecovered deferred load.

Face Amount--The minimum death benefit for so long as the Policy remains in force. The Face Amount may be increased or decreased under certain circumstances.

Fixed Account--An account that is part of Pacific Mutual's General Account to which all or a portion of premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 4.0%) declared by Pacific Mutual.

General Account--All assets of Pacific Mutual other than those allocated to the Separate Account or to any other segregated separate account of Pacific Mutual.

Guideline Single Premium or Guideline Level Premiums--The maximum amount of premium or premiums that can be paid to qualify a Policy as life insurance for tax purposes as specified in Section 7702 of the Internal Revenue Code.

Home Office--The Policy Benefits and Services Department at Pacific Mutual's main office at 700 Newport Center Drive, Newport Beach, California 92660.

Indebtedness--The unpaid loan balance including accrued loan interest.

Insured--The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.

Loan Account--An account to which amounts are transferred from the Variable Accounts and the Fixed Account as collateral for policy loans.

Maturity Date--The Policy Anniversary on which the Insured is Age 95.

Monthly Payment Date--The day each month on which certain deductions and charges are assessed against the Accumulated Value. The first Monthly Payment Date is the Policy Date.

Net Cash Surrender Value--The Cash Surrender Value less Policy Indebtedness.

Policy Owner or Owner--The person who owns the Policy. The Policy Owner will be the Insured unless otherwise stated in the application. If the Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

Policy Date--The date used to determine the Monthly Payment Date, Policy Years, and Policy Monthly, Quarterly, Semi-Annual, and Annual Anniversaries. It is usually the date the initial premium is received at Pacific Mutual's Home Office. The term "Issue Date" is substituted for Policy Date with respect to Policies issued to residents of the Commonwealth of Massachusetts.

Premium Load--A charge assessed in connection with each premium payment consisting of a sales load, an administrative load, and a state and local premium tax charge. The Premium Load assessed against the first premium is deferred and deducted monthly starting on the first and continuing to the eleventh Policy Anniversary.

Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which Pacific Mutual's administrative offices are open. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving, and Christmas.

Valuation Period--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account--A separate account of Pacific Mutual or a subaccount of such a separate account, which is used only to support the variable death benefits and policy values of variable life insurance policies, and the assets of which are segregated from Pacific Mutual's General Account and its other separate accounts. The Pacific Select Separate Account of Pacific Mutual serves as the funding vehicle for the Policies. The Money Market Variable Account, High-Yield Bond Variable Account, Managed Bond Variable Account, Government Securities Variable Account, Growth Variable Account, Growth LT Variable Account, Equity Income Variable Account, Multi-Strategy Variable Account, Equity Index Variable Account and International Variable Account are all subaccounts of the Pacific Select Separate Account.

                             SUMMARY OF THE POLICY

  This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 29 and in the Policy.

PURPOSE OF THE POLICY

  The Policy offers a Policy Owner insurance protection on the life of the Insured through the Maturity Date so long as the Policy is not surrendered or in default beyond the Grace Period. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Face Amount, accumulation of cash values, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of investment alternatives and an opportunity for the Policy's Accumulated Value and, under certain circumstances, its death benefit to grow based on investment results.

POLICY VALUES

  A Policy Owner may allocate premium payments among the various Variable Accounts that comprise the Separate Account and which invest in corresponding Portfolios of the Pacific Select Fund (and to the Fixed Account).

  Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, although the death benefit will never decrease below the Face Amount provided the Policy is in force. There is no guarantee that the Policy's Accumulated Value and death benefit will increase. The Policy Owner bears the investment risk on that portion of the Accumulated Value allocated to the Separate Account.

  The Policy will remain in force unless Indebtedness equals or exceeds Cash Surrender Value or unless Cash Surrender Value less Indebtedness is insufficient to pay certain charges deducted on each Monthly Payment Date, and a Grace Period expires without sufficient additional premium payments or loan repayments by the Policy Owner.

THE DEATH BENEFIT

  Upon the death of the Insured, Pacific Mutual will pay to the named Beneficiary death benefit proceeds, which will be the death benefit under the Policy reduced by any Policy Indebtedness. The death benefit will be the greater of the Face Amount under the Policy or the Accumulated Value multiplied by a specified percentage (see "Death Benefit," page 14).

PREMIUM FEATURES

  The Policy can be purchased for a minimum initial premium payment of the greater of $10,000 or 50% of the Guideline Single Premium. The Guideline Single Premium is the maximum premium that can be paid for any given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. As a flexible premium Policy, the Policy provides considerable flexibility to pay additional premiums at the Policy Owner's discretion, so Policy Owners have some flexibility to vary premium payments to reflect changing financial conditions. The Policy may provide insurance protection through the Maturity Date for only the initial premium, or alternatively, additional premium payments may be required to keep the Policy in force, depending upon the Face Amount chosen by the Policy Owner, the investment performance of the Variable Accounts selected, and other factors.

  The Policy is not available to insure residents of certain municipalities in Kentucky where premium taxes in excess of 4.0% are imposed.

ALLOCATION OPTIONS

  The Variable Accounts invest in portfolios of a mutual fund, which offers the Policy Owner the opportunity to direct Pacific Mutual to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities, or in securities of foreign issuers. Each of the Variable Accounts invests exclusively in shares of a designated Portfolio of the Pacific Select Fund (the "Fund"). The Portfolios of the Fund, each of which has a different investment objective, are the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio, and the International Portfolio (see "The Pacific Select Fund," page 10).

  Pacific Mutual is the Investment Adviser of each of the Portfolios. For eight of the Portfolios, the Adviser and the Fund have engaged other firms to serve as Portfolio Managers under the supervision of Pacific Mutual. Pacific Investment Management Company, a subsidiary partnership of PIMCO Advisors, L.P., each an affiliated enterprise of Pacific Mutual, is the Portfolio Manager of the Managed Bond Portfolio and the Government Securities Portfolio. Capital Guardian Trust Company, a subsidiary of The Capital Group, Inc., is the Portfolio Manager of the Growth Portfolio. Janus Capital Corporation is the Portfolio Manager of the Growth LT Portfolio. J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan & Co. Inc., is the Portfolio Manager of the Equity Income Portfolio and the Multi-Strategy Portfolio. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, is the Portfolio Manager of the Equity Index Portfolio. Templeton Investment Counsel, Inc., a subsidiary of Franklin Resources, Inc., is the Portfolio Manager of the International Portfolio.

  The Policy Owner may choose to allocate premium payments to any five allocation alternatives among the ten Variable Accounts constituting the Separate Account and the Fixed Account. Subject to the limitation of five allocation alternatives, the Policy Owner may transfer Accumulated Value among the Variable Accounts, and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. Transfer may be made by telephone if an Authorization for Telephone Requests has been signed and filed at Pacific Mutual's Home Office. (See "Transfer of Accumulated Value," page 14.)

FREE-LOOK RIGHT

  A Policy Owner may obtain a full refund of the premium paid if the Policy is returned within 10 days after the Owner receives it (30 days if the Owner resides in California and is age 60 or older) or 45 days after the application for the Policy is completed, whichever is later. In Pennsylvania, a Policy Owner may obtain a full refund of the premium paid only if the Policy is returned within 10 days after the Owner receives it. During the Free-Look Period, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund. See "Allocation of Premiums," page 13.

SURRENDER RIGHT

  The Owner can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less unrecovered deferred load and less any outstanding Policy Indebtedness.

PREFERRED AND PARTIAL WITHDRAWAL BENEFITS

  Two partial surrender benefits are available under the Policy. The first, the Preferred Withdrawal Benefit, permits one withdrawal per year of up to 10% of the sum of the Policy Owner's premium payments without a surrender charge and without reducing the death benefit under the Policy. However, a preferred withdrawal may increase the Face Amount. This benefit is available on the first Policy Anniversary until the 15th Policy Anniversary. On the 15th Policy Anniversary and thereafter, the second surrender benefit, the Partial Withdrawal Benefit, is available, which permits the Policy Owner to make Partial Withdrawals of Net Cash Surrender Value within certain limits.

CHARGES AND DEDUCTIONS

 Premium Load from the Initial Premium

  Pacific Mutual does not make any deductions from the initial premium payment before allocating it to the Policy Owner's Accumulated Value.

  A Premium Load that consists of certain charges is assessed in connection with each premium payment. The Premium Load assessed in connection with the initial premium, referred to as "deferred load," is deferred and deducted from Accumulated Value in equal monthly deductions starting on the first Policy Anniversary to the eleventh. Deferred load is not deducted during the first Policy Year unless the Policy Owner surrenders the Policy, in which case the deferred load will be deducted in full. The Premium Load consists of the following items:

  --A sales load equal to 4.15% of the premium;

  --A charge to pay applicable state and local premium taxes equal to 2.35%;
   and

  --An administrative load, the amount of which varies with the size of the premium payment as follows: 3.0% of the premium if it is less than $50,000, 1.50% of the premium if it is at least $50,000 but less than $100,000, and 0.50% of the premium if it is $100,000 and over.

  Deferring Premium Load on the initial premium payment as opposed to charging it at the Policy Date has the effect of transferring to the Policy Owner the investment experience on the portion of the Premium Load that remains in the Accumulated Value. If the Policy Owner surrenders the Policy, the unrecovered deferred load will be deducted from the Accumulated Value.

 Premium Load from Additional Premiums

  Additional premium payments after the initial premium payment are subject to Premium Load to the same extent as described above under "Premium Load from the Initial Premium." The Premium Load on an additional premium will be assessed upon acceptance of the additional premium and will not be deferred.

 Deductions from Accumulated Value

  --Cost of Insurance Charge: A cost of insurance charge is deducted on each Monthly Payment Date to compensate Pacific Mutual for the cost of providing life insurance coverage for the Insured;

  --Administrative Charge: Pacific Mutual charges an administrative charge equal to $5 on each Monthly Payment Date. This charge is waived on Policies with initial premium payments of $20,000 or more; and

  --Face Amount Increase Charge: If a Policy Owner requests an increase in
   Face Amount that is accepted by Pacific Mutual, a charge of $100 will be deducted on the effective date of the increase to cover processing costs.

 Deductions from the Variable Accounts

  --Mortality and Expense Risk Charge: Pacific Mutual makes a daily charge against the Variable Accounts to compensate Pacific Mutual for mortality and expense risks assumed. This charge is equal to an annual rate of 0.70% of the average daily net assets.

  The operating expenses of the Separate Account are paid by Pacific Mutual. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges, see "Charges and Deductions," page 20.

  Pacific Mutual sometimes uses the simplified method of underwriting, which involves no medical or paramedical examination of the Insured. Because this method presents additional mortality risks for Pacific Mutual in determining rates for the cost of insurance, Pacific Mutual has assumed less favorable mortality experience than that provided in the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table B, and has established guaranteed rates that are 137.5% of the 1980 CSO Mortality Table B. If the guaranteed rates are in effect, Insureds in a standard underwriting classification will pay a higher cost of insurance than if they had been medically underwritten in an otherwise identical policy, which may be viewed as charging substandard rates for Insureds in a standard underwriting classification. However, Pacific Mutual currently uses cost of insurance rates that are lower (i.e., less expensive) than the guaranteed rates. These current rates are less than or equal to 100% of the 1980 CSO Mortality Table B at all ages (except for smokers of certain ages on Policies entered into before October 21, 1988).

TAX TREATMENT OF INCREASES IN ACCUMULATED VALUE

  The Accumulated Value under the Policy is currently subject to the same federal income tax treatment as the cash value under fixed life insurance. Therefore, generally, the Owner will not be deemed to be in constructive receipt of the Accumulated Value unless and until actual surrender of a Policy or upon making a Preferred or Partial Withdrawal or a Policy Loan. Any such distribution may give rise to taxable income to the Policy Owner and may, under certain circumstances, subject the Policy Owner to an additional income tax of 10% of the amount includable in taxable income. For more information on the tax treatment of the Policy and the tax treatment of distributions see "Federal Income Tax Considerations," page 23.

TAX TREATMENT OF DEATH BENEFIT

  The death benefit under the Policy is currently subject to federal income tax treatment consistent with that of fixed life insurance. Therefore, generally the death benefit will be fully excludable from the gross income of the Beneficiary under the Internal Revenue Code (see "Federal Income Tax Considerations," page 23).

THE FIXED ACCOUNT

  The Policy Owner may allocate all or a portion of premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account are held in Pacific Mutual's General Account. Pacific Mutual guarantees that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4%. In addition, Pacific Mutual may in its sole discretion pay interest in excess of the guaranteed amount at a rate that will be effected thereafter on each Policy Anniversary and guaranteed until the next Policy Anniversary (see "The Fixed Account," page 29).

CONTACTING PACIFIC MUTUAL

  All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to Pacific Mutual's, Policy Benefits and Services Department, at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, California 92658-7500.

      INFORMATION ABOUT PACIFIC MUTUAL, THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC MUTUAL LIFE INSURANCE COMPANY

  Pacific Mutual is a mutual life insurance company organized under the laws of the State of California. It was authorized to conduct business as a life insurance company on January 2, 1868, as Pacific Mutual Life Insurance Company of California, and was reincorporated under its present name on July 22, 1936.

  Pacific Mutual offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1994, Pacific Mutual had over $38.3 billion of life insurance in force and total assets of $14.7 billion. Together with its subsidiaries and affiliated enterprises, Pacific Mutual had total assets and funds under management of over $91.1 billion. It has been ranked according to assets as the 25th largest insurance carrier in the nation for 1993.

  The Principal Underwriter for the Policies is Pacific Equities Network ("PEN"). PEN is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and is a wholly-owned subsidiary of Pacific Financial Holding Company, which is a wholly-owned subsidiary of Pacific Mutual.

PACIFIC SELECT SEPARATE ACCOUNT

  The Pacific Select Separate Account is a separate investment account of Pacific Mutual used only to support the variable death benefits and policy values of variable life insurance policies. The assets in the Separate Account are kept separate from the General Account assets and other separate accounts of Pacific Mutual.

  Pacific Mutual owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to the other income, gains, or losses of Pacific Mutual. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business that Pacific Mutual conducts. However, Pacific Mutual may transfer to its General Account assets which exceed anticipated obligations of the Account. All obligations arising under the Policy are general corporate obligations of Pacific Mutual. Pacific Mutual may accumulate in the Account proceeds from recovered deferred charges and other charges and investment results applicable to those assets.

  The Separate Account was established under California law by a resolution of the Board of Directors of Pacific Mutual adopted on November 20, 1986. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account invests exclusively in shares of designated Portfolios of the Fund. Pacific Mutual may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

THE PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. The Fund currently offers ten separate Portfolios to the Separate Account. Each Portfolio pursues different investment objectives and policies. The shares of each Portfolio are purchased by Pacific Mutual for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless Pacific Mutual, on behalf of the Separate Account, elects otherwise. Fund shares will be redeemed by Pacific Mutual at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered only for purchase by Separate Accounts of Pacific Mutual to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued by Pacific Mutual and to a separate account of Pacific Corinthian Life Insurance Company, a subsidiary of Pacific Mutual, to serve as an investment medium for variable annuity contracts administered by Pacific Corinthian. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, both affiliated and not affiliated with Pacific Mutual. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See "MORE ON THE FUND'S SHARES" in the accompanying prospectus of the Fund.

  The chart below summarizes some basic date about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolio.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                              PRIMARY INVESTMENTS       INVESTMENT ADVISER/
   PORTFOLIO            OBJECTIVE         (UNDER NORMAL CIRCUMSTANCES)   PORTFOLIO MANAGER
--------------------------------------------------------------------------------------------
 Money Market    Current income           Highest quality money        Pacific Mutual
                 consistent with          market instruments
                 preservation of capital
--------------------------------------------------------------------------------------------
 High-Yield      High level of current    Intermediate and long-       Pacific Mutual
  Bond           income                   term, high-yielding, lower
                                          and medium quality (high
                                          risk) fixed-income
                                          securities
--------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return    Investment grade             Pacific
                 consistent with prudent  marketable debt              Mutual/Pacific
                 investment management    securities. Will normally    Investment Management
                                          maintain an average          Company
                                          portfolio duration of 3-6
                                          years.
--------------------------------------------------------------------------------------------
 Government      Maximize total return    U.S. Government securities   Pacific
  Securities     consistent with prudent  including futures and        Mutual/Pacific
                 investment management    options thereon and high-    Investment Management
                                          grade corporate debt         Company
                                          securities. Will normally
                                          maintain an average
                                          portfolio duration of 3-6
                                          years.
--------------------------------------------------------------------------------------------
 Growth          Growth of capital        Common stock                 Pacific
                                                                       Mutual/Capital
                                                                       Guardian Trust
                                                                       Company
--------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of      Common stock                 Pacific Mutual/Janus
                 capital consistent with                               Capital Corporation
                 the preservation of
                 capital
--------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of      Dividend paying common       Pacific Mutual/J.P.
                 capital and income       stock                        Morgan Investment
                                                                       Management Inc.
--------------------------------------------------------------------------------------------
 Multi-Strat-    High total return        Equity and fixed income      Pacific Mutual/J.P.
  egy                                     securities                   Morgan Investment
                                                                       Management Inc.
--------------------------------------------------------------------------------------------
 Equity Index    Provide investment       Stocks included in the S&P   Pacific
                 results that correspond  500                          Mutual/Bankers Trust
                 to the total return                                   Company
                 performance of common
                 stocks publicly traded
                 in the U.S.
--------------------------------------------------------------------------------------------
 International   Long-term capital        Equity securities of         Pacific
                 appreciation             corporations domiciled       Mutual/Templeton
                                          outside the United States    Investment Counsel,
                                                                       Inc.
--------------------------------------------------------------------------------------------


THE INVESTMENT ADVISER

  Pacific Mutual, located at 700 Newport Center Drive, Newport Beach, California 92660, serves as Investment Adviser to each Portfolio of the Fund. Pacific Mutual is registered with the SEC as an Investment Adviser. For eight of the Portfolios, the Investment Adviser and the Fund have engaged other firms to serve as Portfolio Managers under the supervision of Pacific Mutual.

                                   THE POLICY

  The variable life insurance benefits provided by the Policies are funded through the Policy Owner's Accumulated Value in the Pacific Select Separate Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

APPLICATION FOR A POLICY

  Any person wishing to purchase the Policy may submit an application to Pacific Mutual. A Policy can be issued on the life of an Insured for ages up to and including age 80 with evidence of insurability satisfactory to Pacific Mutual. The Insured's age is calculated as of the Insured's nearest birthday. Acceptance is subject to Pacific Mutual's underwriting rules, and Pacific Mutual reserves the right to request additional information and to reject an application.

  After the Policy is issued, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. The Policy Date is usually the date the initial premium is received at Pacific Mutual's Home Office. The Policy Date is the date used to determine Policy Years, Policy Months, and Policy Monthly, Quarterly, Semi-Annual and Annual Anniversaries. For purposes of determining the Monthly Payment Date for all Policies issued, the Policy Date will never be the 29th, 30th, or 31st of any month.

  Insureds are assigned to underwriting classes which are used in calculating the cost of insurance rates. In assigning Insureds to underwriting classes, Pacific Mutual will usually use either simplified or medical underwriting, although other forms of underwriting may be used when deemed appropriate by Pacific Mutual.

PREMIUMS

  The minimum initial premium to purchase the Policy is $10,000. The Policy Owner may choose a minimum initial premium payment that constitutes at least 50% and up to 100% of the Guideline Single Premium for the initial Face Amount. The Guideline Single Premium is the maximum premium that can be paid for a given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. Pacific Mutual may reduce the minimum initial premium required under certain circumstances, such as for group or sponsored arrangements. The maximum initial premium that will be routinely accepted is $1,000,000. Larger premiums may be accepted on a case-by-case basis subject to prior approval.

ADDITIONAL PREMIUM PAYMENTS

  The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay additional premiums at the Policy Owner's discretion. Depending upon the Face Amount chosen by the Policy Owner and the investment performance of the Variable Accounts among other factors, the Policy may provide insurance protection through the Maturity Date for only the initial premium, or alternatively, additional premium payments may be required to keep the Policy in force.

  The minimum additional premium payment amount is $5,000, except smaller amounts may be paid during the Grace Period. Pacific Mutual may require evidence of insurability for any payment that would result in an immediate increase in the difference between the death benefit and Accumulated Value. Any portion of a premium payment will be returned if it would exceed the limitations based on the Guideline Single Premium or Guideline Level Premiums. A premium or a portion thereof may also be returned if it would result in an immediate increase in the difference between the death benefit and the Accumulated Value and Pacific Mutual has not received satisfactory evidence of insurability.

  Additional payments will first be treated as repayments of Policy Indebtedness unless a Policy Owner requests otherwise. Any portion of a payment that exceeds the amount of Indebtedness will be applied as an additional premium payment. For Policies entered into before June 21, 1988, making an additional premium payment may result in the Policy becoming a modified endowment contract. For more information, see "Federal Income Tax
Considerations," page 23.

ALLOCATION OF PREMIUMS

  In the application for the Policy, the Policy Owner selects the Variable Accounts or the Fixed Account to which premium payments will be allocated after the Free-Look Period. During the Free-Look Period, premium payments will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). The Accumulated Value will be automatically allocated according to the Policy Owner's instructions contained in the application (or if received more recently, in written instructions) the later of 15 days after the Policy is issued or 45 days after the application is completed, or, if longer, upon receipt of the minimum initial premium (the "Free-Look Period"). The Accumulated Value may be allocated to no more than five allocation alternatives at any time. Available allocation alternatives include the ten Variable Accounts and the Fixed Account. Therefore, if the Policy Owner allocates a portion of Accumulated Value to the Fixed Account, the Policy Owner may allocate the remaining portion of the Accumulated Value among four of the ten Variable Accounts. If the Policy Owner allocates all of the Accumulated Value to the Variable Accounts, it may be allocated among five of the ten Variable Accounts.

  Additional premium payments less the premium load will be allocated among the Variable Accounts and the Fixed Account according to the Policy Owner's instructions. If the current instructions would cause the Accumulated Value to be allocated to more than five allocation alternatives, the premium payment less the premium load will be allocated to the Variable Accounts and Fixed Account in the same proportion as the Accumulated Value in those Accounts. A Policy Owner may change the allocation of payments by submitting a proper written request to Pacific Mutual's Home Office, or by telephone if an Authorization for Telephone Requests for changes in premium allocation instruction has been completed, signed and filed at Pacific Mutual's Home Office.

DOLLAR COST AVERAGING OPTION

  Pacific Mutual currently offers an option under which Policy Owners may dollar cost average their allocations in the Variable Accounts under the Policy by authorizing Pacific Mutual to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the five allocation alternative limitation. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Policy Owner will not have losses.

  A Dollar Cost Averaging Request Form is available upon request. On the form, the Policy Owner must designate the specific dollar amounts or percentage to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. However, after any transfer, a Policy Owner's Accumulated Value may be allocated to no more than five allocation alternatives.

  To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. The Dollar Cost Averaging Request Form will not be considered complete until the Policy Owner's Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. After Pacific Mutual has received a Dollar Cost Averaging Request in proper form at its Home Office, Pacific Mutual will transfer Accumulated Value in amounts designated by the Policy Owner from the Variable Account from which transfers are to be made to the Variable Account or Accounts chosen by the Policy Owner. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Period, the first transfer will be effected on the Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by the Policy Owner, coincident with or next following receipt at Pacific Mutual's Home Office of a Dollar Cost Averaging Request in proper form, and subsequent transfers will be processed on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Policy Owner until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until the Policy enters the Grace Period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by Pacific Mutual in the future, except as may be required by applicable law.

  A Policy Owner may instruct Pacific Mutual at any time to terminate the option by written request to Pacific Mutual's Home Office. In that event, the Accumulated Value in the Variable Account from which transfers were being made that has not been transferred will remain in that Variable Account, subject to monthly deductions, unless the Policy Owner instructs otherwise or until the Policy enters the Grace Period. If a Policy Owner wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging Request must be completed and sent to Pacific Mutual's Home Office. The Variable Account from which transfers are to be made must meet the $5,000 minimum amount of the Accumulated Value. Pacific Mutual may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

TRANSFER OF ACCUMULATED VALUE

  Accumulated Value may be transferred among the Variable Accounts by the Policy Owner upon proper written request to Pacific Mutual's Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if an Authorization for Telephone Requests has been properly completed, signed and filed at Pacific Mutual's Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). However, after the transfer, the Accumulated Value may be allocated to no more than five allocation alternatives. No transfers are allowed during the Grace Period if the required premium has not been paid. No charges are currently imposed upon such transfers. Pacific Mutual reserves the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to discontinue telephone transfers.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account, however, such a transfer will only be permitted in the Policy Month preceding a Policy Anniversary, except that Policy Owners residing in Maryland, Connecticut, and Pennsylvania may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account" on page 29.

DEATH BENEFIT

  When the Policy is issued, Pacific Mutual will determine the initial amount of insurance for the initial premium payment based on the instructions provided in the application. That amount will be shown on the specifications page of the Policy and is called the "Face Amount."

  Upon the death of an Insured, Pacific Mutual will pay to a named Beneficiary death benefit proceeds, which will be the death benefit under the Policy reduced by adjustments for any outstanding Policy Indebtedness. The death benefit will be the greater of the Face Amount under the Policy or Accumulated Value multiplied by a specified percentage. The specified percentages vary according to the Age of the Insured, and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code, which addresses the definition of a life insurance policy for tax purposes. A table showing the specified percentages is in the Appendix and in the Policy. Because the specified percentage is applied to a Policy Owner's Accumulated Value, an increase in Accumulated Value may increase the death benefit. However, because the death benefit will never be less than the Face Amount, a decrease in Accumulated Value may decrease the death benefit but never below the Face Amount. The following examples illustrate how the death benefit will be determined:

                                    EXAMPLES

                                                             POLICY A  POLICY B
                                                             --------  --------
      Face Amount........................................... $100,000  $100,000
      Insured's Age.........................................       40        40
      Accumulated Value on Date of Death.................... $ 46,500  $ 34,000
      Specified Percentage..................................      250%      250%

--------
In Policy A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Accumulated Value at the date of death of $46,500 multiplied by the specified percentage of 250%). Assuming that there is no outstanding Policy Indebtedness, this amount constitutes the death benefit proceeds that would be paid to the Beneficiary.

In Policy B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Accumulated Value of $34,000 multiplied by the specified percentage of 250%).

  The death benefit will be reduced by the amount of any outstanding Indebtedness (and, if in the Grace Period, any overdue charges). All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies.

  Death benefit proceeds may be paid to a Beneficiary in a lump sum or under the payment plan offered by Pacific Mutual under the Policy. The plan offers monthly income for the lifetime of the Beneficiary with a minimum period of ten years. The Policy should be consulted for details.

CHANGES IN FACE AMOUNT

  After the first Policy Year, the Policy Owner may request an increase or decrease in the Face Amount under a Policy subject to approval from Pacific Mutual. Increasing or decreasing the Face Amount could increase or decrease the death benefit under a Policy, and the amount of change in the death benefit will depend, among other things, upon whether, and the degree to which, the death benefit under a Policy exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. A change in the Face Amount may affect the net amount at risk under a Policy, which may affect a Policy Owner's cost of insurance charge. For these purposes, the net amount at risk is equal to the death benefit less a Policy Owner's Accumulated Value.

  Any request for an increase or decrease must be in writing and received at Pacific Mutual's Home Office. It will become effective on the Monthly Payment Date on or next following Pacific Mutual's acceptance of the request. A Policy Owner may make only one request for a change per Policy Year. If the Policy Owner is not the Insured, Pacific Mutual will also require the consent of the Insured before accepting a request. For Policies entered into before June 21, 1988, changing the Face Amount may result in the Policy becoming a modified endowment contract. For more information see "Federal Income Tax Considerations," on page 23.

 Increases

  A written application must be submitted to Pacific Mutual for an increase in Face Amount. Additional evidence of insurability satisfactory to Pacific Mutual will also be required. An increase in Face Amount will not be given for amounts less than $10,000. An increase need not be accompanied by an additional premium. A charge of $100 will be deducted from the Accumulated Value on the effective date of the increase in Face Amount to cover the costs of processing the request. This fee will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to a Policy Owner's Accumulated Value less Indebtedness.

 Decreases

  A written application must be submitted to Pacific Mutual for a decrease in Face Amount. Any decrease in Face Amount will first be applied to the most recent increases, then the next most recent increases successively, and finally to the original Face Amount. If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, Pacific Mutual will pay the Policy Owner the amount of such excess above the premium limitations.

  Pacific Mutual reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy or likely result in its termination before its Maturity Date, or (2) if, to effect the requested decrease, payments to the Policy Owner would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

POLICY VALUES

 Accumulated Value

  The Accumulated Value is the sum of the amounts under the Policy held in each Variable Account of the Separate Account and the Fixed Account, as well as the amount set aside in Pacific Mutual's Loan Account to secure any Policy Indebtedness.

  On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account (see "Determination of Accumulated Value," described below) and to collect any applicable charges.

 Cash Surrender Value

  The Cash Surrender Value of the Policy equals the Accumulated Value less any unrecovered deferred load. Thus, the Accumulated Value will exceed the Policy's Cash Surrender Value by the amount of unrecovered deferred load. Once all deferred load has been recovered, the Accumulated Value will equal the Cash Surrender Value. The Cash Surrender Value of the Policy increases or decreases daily to reflect the investment experience of the selected Variable Accounts. No minimum amount of Cash Surrender Value is guaranteed. A Policy Owner bears the risk for the investment experience of such amounts.

 Net Cash Surrender Value

  The Net Cash Surrender Value is the Cash Surrender Value minus any outstanding Policy Indebtedness. The Owner can surrender a Policy at any time while the Insured is living and receive its Net Cash Surrender Value (see "Surrender," page 18).

DETERMINATION OF ACCUMULATED VALUE

  Although the Policy's death benefit can never be less than the Face Amount for as long as the Policy is in force, the Policy's Accumulated Value in the Separate Account will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of additional premiums, the amount of any outstanding Policy Indebtedness, any Preferred or Partial Withdrawals, and the charges assessed in connection with the Policy. There is no guaranteed minimum Accumulated Value and the Policy Owner bears the entire investment risk relating to the investment performance of the Variable Accounts.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolio of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless Pacific Mutual, on behalf of the Separate Account, elects otherwise.

  Since the Accumulated Value during the first 11 Policy Years will exceed the Cash Surrender Value by the amount of unrecovered deferred load, the effect of the addition of the deferred load to the Accumulated Value during this period provides a larger amount for allocation to the Variable Accounts than if the amount of the deferred load had been taken from premiums when paid. This has the effect of transferring to the Policy Owner the investment experience on the portion of deferred load that remains in Accumulated Value. However, the full amount of the deferred load for the initial payment will be deducted from the Accumulated Value over a 10-year period according to the terms described in this prospectus.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When a Policy Owner allocates premiums to a Variable Account, the Policy is credited with accumulation units. In addition, other transactions including loans, surrender, Preferred or Partial Withdrawals, transfers, and assessment of charges against the Policy affect the number of accumulation units credited to a Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) the charge assessed on each Valuation Period for assumption of mortality and expense risks as well as any charges that may be assessed by Pacific Mutual for income taxes attributable to the operation of the Variable Account.

POLICY LOANS

  The Policy Owner may borrow money from Pacific Mutual using the Policy as the only security for the loan by submitting a proper written request to Pacific Mutual's Home Office. Pacific Mutual may in its discretion permit loans to be made by telephone if an Authorization for Telephone Requests has been completed, signed and filed at Pacific Mutual's Home Office. A loan may be taken any time a Policy is in force. The minimum loan that can be taken at any time is $1,000, except that the minimum for Policy Owners residing in Indiana is $500. The maximum amount that can be borrowed at any time is 90% of the Policy's Cash Surrender Value, less any Policy Indebtedness.

  When a Policy Owner takes a loan, an amount equal to the loan is transferred out of the Policy Owner's Accumulated Value in the Variable Accounts and the Fixed Account into the Loan Account to secure the loan. Unless otherwise requested by the Policy Owner, loan amounts will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to the Accumulated Value less Indebtedness.

  The interest rate on loans is 4.75% a year. Pacific Mutual will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 4.0%.

  The Owner may repay all or part of the loan at any time while the Policy is in force. Interest on a loan is accrued daily and is due on each Policy Anniversary for the prior year. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Variable Accounts and Fixed Account on a proportional basis.

  Unless otherwise requested by a Policy Owner, any loan repayment will be transferred into the Variable Accounts and Fixed Account in accordance with the current premium allocation instructions, subject to the limitation of maintaining Accumulated Value in only five allocation alternatives. In addition, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Variable Accounts and Fixed Account in accordance with the Policy Owner's current premium allocation instructions, subject to the limitation of five allocation alternatives.

  While the amount to secure the loan is held in the Loan Account, the Policy Owner forgoes the investment experience of the Variable Accounts. Thus, a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, the Policy Indebtedness will be deducted from the amount of death proceeds paid upon the death of the Insured, the Cash Surrender Value paid upon surrender or maturity, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time the Policy remains in force. The Policy will lapse when Indebtedness equals or exceeds the Cash Surrender Value and the minimum payment required is not made during the Grace Period. Moreover, the Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover monthly deductions and charges. Additional payments or repayment of a portion of Indebtedness may be required to keep the Policy in force (see "Lapse," page 19).

  A loan is treated as a distribution from a Policy that is a modified endowment contract, and therefore may give rise to taxable income to the Policy Owner. For information on the tax treatment of loans, see "Federal Income Tax Considerations," page 23.

BENEFITS AT MATURITY

  If the Insured is living on the Policy Anniversary nearest the Insured's Age 95, Pacific Mutual will pay to the Policy Owner the Accumulated Value of the Policy, reduced by any Policy Indebtedness. Payment ordinarily will be made within seven days of the Policy Anniversary, although payments may be postponed in certain circumstances (see "Payments," page 31).

SURRENDER

  A Policy Owner may fully surrender a Policy at any time during the life of the Insured. The amount received in the event of a full surrender is the Policy's Net Cash Surrender Value, which is equal to the Accumulated Value less unrecovered deferred load and less any outstanding Policy Indebtedness.

PREFERRED AND PARTIAL WITHDRAWAL BENEFITS

  Pacific Mutual offers two partial surrender benefits by which the Policy Owner can obtain a portion of the Net Cash Surrender Value: the Preferred Withdrawal Benefit and the Partial Withdrawal Benefit. The Preferred Withdrawal Benefit is available on the first Policy Anniversary until the 15th Policy Anniversary. Under this Benefit, the Policy Owner may make one "Preferred Withdrawal" per year of up to 10% of the amount of the Policy Owner's initial premium payment and any additional payments received and accepted prior to the withdrawal. Preferred Withdrawals do not result in the assessment of any charge and do not reduce the death benefit under the Policy. No withdrawals other than Preferred Withdrawals may be made until the Policy Owner's 15th Policy Anniversary.

  The Partial Withdrawal Benefit is available on the 15th Policy Anniversary and thereafter. Under this Benefit, a Policy Owner may make "Partial Withdrawals" of Net Cash Surrender Value. The limit of one withdrawal per year and the limit on the amount that can be withdrawn of 10% of premiums paid do not apply to Partial Withdrawals.

  Both Preferred Withdrawals and Partial Withdrawals must be for at least $1000. The amount of any withdrawal, Preferred or Partial, may not exceed Cash Surrender Value. In addition, the amount that can be withdrawn is limited so that after the withdrawal, (1) Accumulated Value is at least $5000 and (2) any Policy Indebtedness is no greater than 90% of the new Cash Surrender Value. If the Policy Owner does not exercise the Preferred Withdrawal Benefit during one of the first 15 Policy Years, the amount that the Policy Owner could have withdrawn does not carry over to the following year.

  The Policy Owner may make a Preferred or Partial Withdrawal by submitting a proper written request to Pacific Mutual. As of the effective date of any withdrawal, the Policy Owner's Accumulated Value and Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to the Policy Owner's Accumulated Value in the Variable Accounts and the Fixed Account unless otherwise requested by the Policy Owner. If the Insured dies after the request for a withdrawal is sent to Pacific Mutual and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal.

  No surrender charge or withdrawal fee will be charged for a Preferred Withdrawal. However, the amount of the deferred load determined at the time of an initial premium payment remains the same. No surrender or withdrawal fee will be charged for a Partial Withdrawal.

  A Preferred Withdrawal will not affect the Policy's death benefit. If the death benefit is greater than the Face Amount at the time of the Preferred Withdrawal, the Face Amount will be increased to the level of the death benefit as of the Valuation Date immediately preceding the Preferred Withdrawal. This adjustment is necessary to ensure the death benefit will not decrease as a result of the Preferred Withdrawal (see "Death Benefit," page 14).

  When a Partial Withdrawal is made, the Face Amount under the Policy is decreased by the lesser of (1) the amount of the Partial Withdrawal or (2) if the death benefit prior to the withdrawal is greater than the Face Amount, the amount, if any, by which the Face Amount exceeds the difference between the death benefit and the amount of the Partial Withdrawal. A Partial Withdrawal may cause the death benefit under the Policy to decrease by an amount other than the amount of the Partial Withdrawal to the extent the death benefit is based upon the Accumulated Value times the specified percentage applicable to the Insured (see "Death Benefit," page 14).

  A Preferred or Partial Withdrawal is treated as a distribution from the Policy that may give rise to taxable income to the Policy Owner. For information on the tax treatment of Preferred and Partial Withdrawals, see "Federal Income Tax Considerations," page 23.

RIGHT TO EXAMINE A POLICY--FREE-LOOK RIGHT

  The Policy Owner has a Free-Look Right, under which the Policy may be returned within 10 days after the Policy Owner receives it (30 days if the Owner is a resident of California and is age 60 or older), or within 45 days after the Owner completes the application for insurance, whichever is later. However, in Pennsylvania, a Policy Owner has a different Free-Look Right, under which the Policy may be returned only within 10 days after the Policy Owner receives it. It can be mailed or delivered to Pacific Mutual or its agent. The returned Policy will be treated as if Pacific Mutual never issued it and Pacific Mutual will promptly refund the full amount of the premium paid. If the Owner has taken a loan during the Free-Look Period, the Policy Indebtedness will be deducted from the amount refunded. During the Free-Look Period, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Premiums," page 13.

LAPSE

  The Policy will lapse only when Policy Net Cash Surrender Value is insufficient to cover deductions and charges on a Monthly Payment Date, and a Grace Period expires without the Policy Owner making a sufficient payment. If Net Cash Surrender Value is insufficient to cover deductions and charges on a Monthly Payment Date, the Owner must pay during the Grace Period an amount equal to the amount by which Net Cash Surrender Value is less than zero plus a minimum of three times the full charges and deductions due on the Monthly Payment Date when the insufficiency occurred to avoid termination. Pacific Mutual will not accept such payment if it would cause the Policy Owner's total premium payment to exceed the maximum permissible premium under the Internal Revenue Code. This will probably not be a problem unless the Policy Owner has outstanding Policy Indebtedness, in which case he or she could repay a sufficient portion of the Indebtedness to avoid termination.

  To avoid recurrence of the potential lapse, the Policy Owner may wish to repay a portion of any Indebtedness. If premium payments have not exceeded the maximum permissible premium, the Policy Owner may wish to make a larger payment.

  If Net Cash Surrender Value is insufficient to cover the deductions and charges on a Monthly Payment Date, Pacific Mutual will deduct the amount available to pay for any portion of the monthly deductions and charges due. The amount available is equal to the amount by which the Accumulated Value exceeds the Cash Surrender Value. Any remaining Accumulated Value in the Variable Accounts will be transferred to the Money Market Variable Account. Pacific Mutual will notify the Policy Owner (and any assignee of record) of the payment required to keep the Policy in force. The Policy Owner will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. The Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under the Policy, and the Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid and any Accumulated Value in the Money Market Variable Account will be allocated among the Variable Accounts of the Separate Account and the Fixed Account in accordance with the Policy Owner's current premium allocation instructions. Any monthly deductions and charges due will be charged to the Variable Accounts and the Fixed Account on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and charges due and any Policy Indebtedness.

REINSTATEMENT

  Pacific Mutual will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within five years after the end of the Grace Period but before the Maturity Date provided Pacific Mutual receives the following: (1) a written application of the Policy Owner; (2) evidence of insurability satisfactory to Pacific Mutual; and (3) payment of all monthly charges and deductions that were due and unpaid during the Grace Period, payment of the amount by which Net Cash Surrender Value was less than zero at the beginning of the Grace Period, and payment of a premium at least equal to three times the most recent monthly deduction.

  When the Policy is reinstated, the Accumulated Value will be equal to the Accumulated Value on the date of the lapse subject to the following: If the Policy is reinstated after the first Monthly Payment Date following lapse, the Accumulated Value will be reduced by the amount of Policy Indebtedness on the date of lapse and no Policy Indebtedness will exist on the date of the reinstatement. If the Policy is reinstated on the Monthly Payment Date next following lapse, any Policy Indebtedness on the date of lapse will also be reinstated. No interest on amounts held in Pacific Mutual's Loan Account to secure Policy Indebtedness will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Payment Date on or next following the date of approval by Pacific Mutual, and Accumulated Value minus Policy Indebtedness will be allocated among the Variable Accounts and the Fixed Account in accordance with the Policy Owner's current premium allocation instructions.

                             CHARGES AND DEDUCTIONS

PREMIUM LOAD FROM THE INITIAL PREMIUM

  Pacific Mutual does not make any deductions from the initial premium payment before allocating it to the Policy Owner's Accumulated Value.

  A Premium Load that consists of certain charges is assessed in connection with each premium payment. The Premium Load assessed in connection with the initial premium, referred to as "deferred load," is deferred and deducted from Accumulated Value in monthly deductions starting on the first Policy Anniversary and continuing to the eleventh Policy Anniversary. Deferred load is not deducted during the first Policy Year unless the Policy Owner surrenders the Policy, in which case the deferred load will be deducted in full. The Premium Load consists of the following items:

    Sales Load. A sales load equal to 4.15% of the premium is assessed to compensate Pacific Mutual for sales and other expenses of distributing the Policies.

    The amount derived by Pacific Mutual from the sales load is not expected to be sufficient to cover the sales expenses in connection with a Policy. To the extent that all sales expenses are not recovered from the sales load, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks and from mortality gains.

    Administrative Load. Pacific Mutual assesses an administrative load for administrative expenses, the amount of which varies with the size of the premium payment as follows: 3.0% of the premium if it is less than $50,000; 1.50% of the premium if it is at least $50,000 but less than $100,000; and .50% of the premium if it is $100,000 or greater.

    The administrative load is to cover administrative expenses in connection with the Policies including expenses of underwriting and issuing the Policy, recordkeeping, determining Policy values and benefits, processing death benefit claims, processing withdrawals and transfers, preparing reports to Policy Owners, and overhead costs. Pacific Mutual does not expect to profit from this charge.

    State and Local Premium Tax Charge. A charge equal to 2.35% is assessed to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. The 2.35% rate approximates the average tax rate expected to be paid on premiums from all states. The Policy is not available to insure residents of certain municipalities in Kentucky where premium taxes in excess of 4.0% are imposed.

  As long as the Policy remains in force, the deferred load attributable to the initial premium payment is not collected until after the end of the first Policy Year (unless the Policy is surrendered in full during the first year). It is then deducted from the Accumulated Value in equal monthly installments during the second through the eleventh Policy Years. Any unrecovered portion of the deferred load is deducted from the Accumulated Value in the event of a full cash surrender, or lapse (see "Surrender," page 18 and "Lapse," page 19).

  The monthly deduction for deferred load is collected on Monthly Payment Dates. The amount of this monthly charge is calculated by taking the total amount of the deferred load and dividing it by 120. Each time this expense charge is collected, the unrecovered deferred load is reduced by the same amount. Thus, the unrecovered deferred load decreases each month until it is reduced to zero following the last monthly deduction made in the eleventh Policy year. Due to the effects of rounding, the last deduction may differ slightly from that of other months.

PREMIUM LOAD FROM ADDITIONAL PREMIUMS

  Additional premium payments after the initial premium payment are subject to the Premium Load to the same extent as described above under "Premium Load from the Initial Premium." Premium Load on additional premium payments will not be deferred, but will be assessed upon acceptance of an additional premium.

  The total amount of the Premium Load will range from 7.0% to 9.5% of the additional premium payments depending upon the amount of the premium payment. The Premium Load will consist of the sales load of 4.15%; an administrative load of 3.0% of the additional premium if it is less than $50,000, 1.5% if it is at least $50,000 but less than $100,000, and .50% if it is $100,000 or greater, and the state and local premium tax charge of 2.35%.

VARIATIONS IN PREMIUM LOAD

  Pacific Mutual may reduce or waive the amount of the administrative load, sales load or other charges for Policies where the expenses associated with the sale of the Policy or the administrative costs associated with the Policy are reduced for reasons such as the amount of the initial premium payment, the amounts of projected premium payments, or that the Policy is sold in connection with a group or sponsored arrangement. Pacific Mutual may also reduce or waive the sales load on Policies sold to the directors or employees of Pacific Mutual or any of its affiliates or to trustees or any employees of the Fund.

DEDUCTIONS FROM ACCUMULATED VALUE

  Cost of Insurance. A charge for the cost of insurance is deducted from the Accumulated Value on each Monthly Payment Date. This monthly charge compensates Pacific Mutual for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of Insureds who die. The amount of the charge is equal to the net amount at risk under the Policy at the beginning of the month multiplied by the current cost of insurance rate. The net amount at risk for this purpose is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.004074 (a discount factor to account for return deemed to be earned during the month) less the Accumulated Value at the beginning of the Policy Month. The cost of insurance rate is calculated based on the Age and underwriting classification of the Insured. The Policy contains guaranteed rates, but, as of the date of this prospectus, Pacific Mutual charges "current rates" that are lower (i.e., less expensive) than the guaranteed rates. Pacific Mutual may also charge current rates in the future. The cost of insurance rate generally increases with the Age of the Insured.

  In reviewing applications for Policies, Pacific Mutual may use the simplified method of underwriting, depending, among other things, upon the Insured's Age and the amount of the initial premium payment. Simplified underwriting involves no medical or paramedical examination of the Insured. Because the health information obtained on many Insureds is limited when the simplified underwriting method is used, this method presents additional mortality risks for Pacific Mutual. As a result, in determining the guaranteed rates for the cost of insurance, Pacific Mutual has assumed less favorable mortality experience than that provided in the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table B, and has established guaranteed rates that are 137.5% of the 1980 CSO Mortality Table B. If the guaranteed rates are in effect, Insureds in a standard underwriting classification will pay a higher cost of insurance than if they had been medically underwritten in an otherwise identical policy, which may be viewed as charging substandard rates for Insureds in a standard underwriting classification. However, the current cost of insurance rates are lower (i.e., less expensive) than the guaranteed rates. These current rates are less than or equal to 100% of the 1980 CSO Mortality Table B at all ages (except for smokers of certain ages on Policies entered into before October 21, 1988).

  Administrative Charge. A monthly charge of $5 is imposed to reimburse Pacific Mutual for the expenses associated with administration and maintenance of the Policies. This charge will be waived if the initial premium payment is at least $20,000. This charge contains no element of anticipated profit. It is first deducted from the Accumulated Value on the Policy Date, and deducted thereafter on each succeeding Monthly Payment Date.

  Face Amount Increase Charge. If a Policy Owner requests an increase in Face Amount that is accepted by Pacific Mutual, a charge of $100 will be deducted from Accumulated Value on the effective date of the increase to cover processing costs. The charge will be deducted from the Variable Accounts and the Fixed Account in the proportion each bears to the Accumulated Value less Indebtedness.

DEDUCTIONS FROM THE VARIABLE ACCOUNTS

  Mortality and Expense Risk Charges. Pacific Mutual makes a daily charge to the Variable Accounts for mortality and expense risks assumed by Pacific Mutual which is equal to an annual rate of 0.70% of daily net assets. This charge is made to compensate Pacific Mutual for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. Pacific Mutual will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. Pacific Mutual may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the sales load.

OTHER CHARGES

  Pacific Mutual may charge the Variable Accounts for the federal income taxes incurred by Pacific Mutual that are attributable to the Separate Account and its Variable Accounts. No such charge is currently assessed (see "Charge for Pacific Mutual Income Taxes," page 26).

  Pacific Mutual will bear the operating expenses of the Separate Account. Each Variable Account purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges including the investment advisory fee and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy. The advisory fees and other expenses are more fully described in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

  Pacific Mutual guarantees that certain charges will not increase, including the guaranteed rates for the cost of insurance, the charge for mortality and expense risk, the administrative load, and the administrative charge.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon Pacific Mutual's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should therefore be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise with respect to the Policy and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any considerations relating to state or local income or other taxes which may be involved in the purchase or ownership of the Policy.

  While Pacific Mutual believes that the Policy meets the statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk Policies and Policies with term insurance on the Insured). Pacific Mutual reserves the right to make changes to the Policy if changes are deemed appropriate by Pacific Mutual to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Internal Revenue Code ("IRC") for purposes of the regular federal income tax and the Owner generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under the Policy until a full or partial surrender thereof, maturity of the Policy, or until receipt of deemed distributions (including, in the case of a modified endowment contract, policy loans). Prospective Policy Owners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisers with respect to the tax consequences of such arrangements. Prospective corporate Owners should consult their tax advisers about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under IRC section 59A. Changing the Policy Owner may also have tax consequences.

Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to Section 1035(a) of the IRC. Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund will be required to diversify its investments. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Policy Owner has additional flexibility in allocating premium payments and Policy Values. These differences could result in a Policy Owner being treated as the owner of the Policy's pro rata portion of the assets of the Separate Account. In addition, Pacific Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Pacific Mutual therefore reserves the right to modify the Policy, as deemed appropriate by Pacific Mutual, to attempt to prevent a Policy Owner from being considered the owner of the Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolio will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Modified Endowment Contracts. The Technical and Miscellaneous Revenue Act of 1988 modified the tax treatment of certain pre-death distributions from life insurance contracts that are entered into on or after June 21, 1988 and that satisfy the definition of a newly created class of life insurance contracts called "modified endowment contracts." Pacific Select Policies entered into on or after June 21, 1988 will be modified endowment contracts.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premium" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years; and $3,000 through the first three years, etc.

  Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policy Owner would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Indebtedness exceeds the investment in the Policy (usually the premiums paid plus pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Preferred and Partial Withdrawals and Policy loans, the Policy Owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Accumulated Value of the Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including Pacific Mutual, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  If a Policy Owner assigns or pledges (or agrees to assign or pledge) any portion of the value of a modified endowment contract, such amount or portion generally will be treated as a pre-death distribution.

  The portion of pre-death distributions that are treated as taxable income will also be subject to an additional income tax of 10%, except where the distribution (1) occurs on or after the date on which the taxpayer attains age 59 1/2, (2) is attributable to the taxpayer becoming disabled, or (3) occurs as part of a series of substantially equal (annual or more frequent) periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  With respect to Policy loans, it is unclear whether interest paid (or accrued by an accrual basis taxpayer) constitutes interest for federal income tax purposes. If it does constitute interest, it may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policy Owner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policy Owners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Indebtedness. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Policies that are Not Modified Endowment Contracts. Policies entered into before June 21, 1988, may not be subject to treatment as modified endowment contracts even though they fail to meet the seven-pay premium test provided that such Policies do not experience a "material change." The definition of "material change" is complex, but, in general, if the Policy Owner does not pay any further premium or institute any changes to the death benefits, there will be no material change. In this connection, an additional premium payment necessary to keep the Policy in force should not constitute a material change so long as the death benefit under the Policy does not increase. If a Policy that was not a modified endowment contract becomes one, under Treasury Department regulations which may be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test will be treated as pre-death distributions from a modified endowment contract (and, therefore, will be taxable as described above) even though, at the time of the distribution(s), the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  Pre-death distributions from Policies that are not modified endowment contracts may also give rise to taxable income. Upon full surrender or maturity of a Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Indebtedness over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. A Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Preferred or Partial Withdrawals. Under
Section 7702 of the IRC, if a partial withdrawal is accompanied by a reduction in benefits under a life insurance contract, special rules apply to determine whether part or all of the cash received is paid out of the income of the contract and is taxable. Provided that the cash received by a Policy Owner on a Preferred Withdrawal within 15 years of the Policy Date does not exceed investment in the Policy (generally, premiums paid less any premiums previously recovered in Preferred Withdrawals), Pacific Mutual believes that no portion of such cash will be treated as paid out of the income of the Policy and taxed to the Policy Owner because the death benefit under the Policy is not reduced. The absence of regulations or other authority interpreting Section 7702, however, creates some uncertainty and thus there can be no assurance that the IRS might not take the position that a portion of the cash distributed to the Policy Owner on a Preferred Withdrawal should be treated as being paid out of income of the Policy and taxed to the Policy Owner. Cash distributed to a Policy Owner on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policy Owner to the extent that it exceeds the cost basis under a Policy.

  Pacific Mutual also believes that loans received under Policies that are not modified endowment contracts will be treated as Indebtedness of the Owner, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered. However, interest on Policy Indebtedness paid (or accrued by an accrual basis taxpayer) may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policy Owner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy Loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrued basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policy Owners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Indebtedness. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Other. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department is expected to promulgate regulations governing reasonableness standards for mortality charges. Pacific Mutual believes that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements. It is possible that future regulations will contain standards that would require Pacific Mutual to modify its mortality charges used for the purpose of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and Pacific Mutual reserves the right to make any such modifications.

  Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  For complete information on federal, state, local and other tax considerations, a qualified tax adviser should be consulted.

  PACIFIC MUTUAL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR PACIFIC MUTUAL INCOME TAXES

  In the provisions of the IRC on life insurance, variable life insurance is treated in a manner consistent with fixed life insurance. Pacific Mutual will periodically review the question of a charge to the Separate Account for Pacific Mutual federal income taxes. A charge may be made for any federal income taxes incurred by Pacific Mutual that are attributable to the Separate Account. This might become necessary if the tax treatment of Pacific Mutual is ultimately determined to be other than what Pacific Mutual currently believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in Pacific Mutual's tax status.

  Under current laws, Pacific Mutual may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Pacific Mutual reserves the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

  In accordance with its view of present applicable law, Pacific Mutual will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940. Pacific Mutual will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Pacific Mutual determines that it is permitted to vote the shares of the Fund in its own right, it may elect to do so.

  The person having the voting interest under a Policy is the Policy Owner. Unless otherwise required by applicable law, the number of votes as to which a Policy Owner will have the right to instruct will be determined by dividing a Policy Owner's Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which a Policy Owner will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, Pacific Mutual reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  Voting rights attributable to the Policy Owner's Accumulated Value held in each Variable Account for which no timely voting instructions are received will be voted by Pacific Mutual in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account. Pacific Mutual will also exercise the voting rights from assets in each Variable Account which are not otherwise attributable to Policy Owners, if any, in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account and generally will exercise voting rights attributable to shares of Portfolios of the Fund held in its General Account, if any, in the same proportion as votes cast with respect to shares of Portfolios of the Fund held by the Separate Account and other separate accounts of Pacific Mutual, in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

  Pacific Mutual may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, Pacific Mutual itself may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that Pacific Mutual's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on Pacific Mutual. In the event Pacific Mutual does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policy Owners.

REPORTS TO OWNERS

  A statement will be sent quarterly to each Policy Owner setting forth a summary of the transactions which occurred during the quarter, indicating the death benefit, Accumulated Value, Cash Surrender Value, and any Policy Indebtedness as of the end of each quarter. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account, the Variable Accounts, Policy Indebtedness, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

  Each Policy Owner will also receive an annual and a semiannual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS

  Pacific Mutual reserves the right, subject to compliance with the laws as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of Pacific Mutual's management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, Pacific Mutual may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future, under the Policies.

  Where required, Pacific Mutual will not substitute any shares attributable to a Policy Owner's interest in a Variable Account or the Separate Account without notice, Policy Owner approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

  Pacific Mutual also reserves the right to establish additional Variable Accounts of the Separate Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company, a portfolio thereof, or suitable investment vehicle, with a specified investment objective. New Variable Accounts may be established when, in the sole discretion of Pacific Mutual, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by Pacific Mutual. Pacific Mutual may also eliminate one or more Variable Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

  In the event of any such substitution or change, Pacific Mutual may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Pacific Mutual to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of Pacific Mutual or an affiliate thereof. Subject to compliance with applicable law, Pacific Mutual also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW

  Pacific Mutual reserves the right to make any changes without consent of Policy Owners to the provisions of the Policy to comply with, or give Policy Owners the benefit of, any Federal or State statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Internal Revenue Code of the United States or regulations thereunder, or any state statute or regulation.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in a Policy Owner's death benefit. Performance quotations of a change in a Policy Owner's Accumulated Value may be expressed in terms of a change in Accumulated Value over time or the average annual compounded rate of return on the Policy Owner's Accumulated Value. Performance quotations may be based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one, year, or from the commencement of operation of the Variable Account. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, and the mortality and expense risk charge that is assessed against each Variable Account. The quotation may also reflect the deduction of the unrecovered deferred load, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do not assume a surrender and do not take into account deduction of unrecovered deferred load.

  Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners to: (i) other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and
(ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain Pacific Mutual's rating or a rating of Pacific Mutual's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  Performance information for any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                               THE FIXED ACCOUNT

  Policy Owners may allocate all or a portion of their premium payments and transfer Accumulated Value to the Fixed Account of Pacific Mutual. Amounts allocated to the Fixed Account become part of the "General Account" of Pacific Mutual, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

  Amounts allocated to the Fixed Account become part of the General Account of Pacific Mutual which consists of all assets owned by Pacific Mutual other than those in the Separate Account and other separate accounts of Pacific Mutual. Subject to applicable law, Pacific Mutual has sole discretion over the investment of the assets of its General Account.

  The Policy Owner may elect to allocate premium payments to the Fixed Account, the Separate Account, or both. The Policy Owner may also transfer Accumulated Value from the Variable Accounts of the Separate Account to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. Pacific Mutual guarantees that the Accumulated Value in the Fixed Account will be credited with interest at a rate of 0.327374% per month, compounded monthly, for an effective annual rate of 4%. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Pacific Mutual may in its sole discretion pay current interest in excess of the 4% guarantee. The current interest rate will be that rate in effect on the Policy Date and as effected thereafter for each Policy Anniversary. Once declared for a Policy on its anniversary, the current rates are guaranteed for one year until the next Policy Anniversary. The portion of a Policy Owner's Accumulated Value that has been used to secure Policy Indebtedness will accrue interest at a rate of 0.327374% per month, compounded monthly, for an effective annual rate of 4%.

  Pacific Mutual bears the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT

  The death benefit under the Policy will be determined in the same fashion for a Policy Owner who has Accumulated Value in the Fixed Account as for a Policy Owner who has Accumulated Value in the Variable Accounts. The death benefit will be the greater of the Face Amount or Accumulated Value multiplied by a specified percentage (see "Death Benefit," page 14).

POLICY CHARGES

  Premium load and the Policy charges for the administrative charge and the cost of insurance will be the same for Policy Owners who allocate premium payments or transfer Accumulated Value to the Fixed Account as for Policy Owners who allocate premium payments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that Pacific Mutual pays for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by Policy Owners to the extent the Accumulated Value is allocated to the Fixed Account; however, such Policy Owners will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. The Policy Owner may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period. Further, if a Policy Owner has $1000 or more in the Fixed Account, the Policy Owner may not transfer more than 20% of such amount to the Variable Accounts in any year. Currently there is no charge imposed upon transfers; however, Pacific Mutual reserves the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may only be made in the Policy Month preceding a Policy Anniversary, except that Policy Owners residing in Maryland, Connecticut and Pennsylvania may make such a transfer at any time during the first 18 Policy Months.

  The Policy Owner may also make full surrenders, Preferred Withdrawals, and Partial Withdrawals to the same extent as a Policy Owner who has allocated Accumulated Value to the Variable Accounts. See "Surrender," page 18, and "Preferred and Partial Withdrawal Benefits," page 18. In addition, to the same extent as Policy Owners with Accumulated Value in the Variable Accounts, the Policy Owner may obtain a Policy Loan and borrow up to 90% of Cash Surrender Value attributable to the Fixed Account less Policy Indebtedness. See "Policy Loans," page 17. Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account may be delayed for up to six months.

                             MORE ABOUT THE POLICY

OWNERSHIP

  The Policy Owner is the individual named as such in the application or in any later change shown in Pacific Mutual's records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or Pacific Mutual allows.

  Joint Owners. If more than one person is named as Policy Owner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in Pacific Mutual's records. The Policy Owner may change the Beneficiary at any time during the life of the Insured by written request on forms provided by Pacific Mutual and received by Pacific Mutual at its Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. The Policy Owner may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, the Policy Owner or the Policy Owner's estate is the Beneficiary.

  Pacific Mutual will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

EXCHANGE OF INSURED

  After the first Policy year and subject to approval from Pacific Mutual, the Policy Owner may exchange the named Insured on the Policy upon written application, evidence of insurability satisfactory to Pacific Mutual, and payment of a charge of $100. The exchange is effective the first Monthly Payment Date on or after the date the exchange is approved. Coverage on the new Insured will become effective on the exchange date. Coverage on the current Insured will terminate on the day preceding the exchange date. The Policy Date will not be changed unless the new Insured was born after the Policy Date. In such case, the Policy Date will be changed to the Policy anniversary on or next following the birth date of the new Insured. The cost of insurance charge will be based on the new Insured's Age and risk classification.

  Pacific Mutual reserves the right to disallow a requested exchange of the named Insured, and will not permit a requested exchange, among other reasons,
(1) if compliance with the guideline premium limitations under tax laws resulting from the exchange of Insured would result in the immediate termination of the Policy or likely result in its termination before the Policy's Maturity Date, or (2) if, to effect the requested exchange of Insured, payments to the Policy Owner would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

  The charge of $100 will be imposed to cover the costs of processing an exchange of Insured. This amount will not be credited to or deducted from Accumulated Value, but must be paid directly to Pacific Mutual by the Policy Owner before the request for an exchange of Insured will be processed.

THE CONTRACT

  The Policy is a contract between the Owner and Pacific Mutual. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, and all additional Policy information sections (specification pages) added to the Policy.

PAYMENTS

  Pacific Mutual ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, Preferred Withdrawals, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after Pacific Mutual receives all the information needed to process a payment or transfer or, if sooner, other period required by law.

  However, Pacific Mutual can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

    . The New York Stock Exchange is closed on other than customary weekend and holiday closings or trading on the New York Stock Exchange is restricted as determined by the SEC; or

    . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

    . The SEC by order permits postponement for the protection of Policy
      Owners.

ASSIGNMENT

  The Policy Owner may assign a Policy as collateral security for a loan or other obligation. No assignment will bind Pacific Mutual unless the original, or a copy, is received at its Home Office, and will be effective only when recorded by Pacific Mutual. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Policy Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached option or rider, will be subject to the assignment. Pacific Mutual will rely solely on the assignee's statement as to the amount of the assignee's interest. Pacific Mutual will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policy Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations," page 23.)

ERRORS ON THE APPLICATION

  If the Age of the Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age, or the death benefit derived by multiplying Accumulated Value by the specified percentage for the correct Age.

INCONTESTABILITY

  Pacific Mutual may contest the validity of this Policy if any material misstatements are made in the application. However, this Policy will be incontestable after the expiration of the following: the initial Face Amount cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Date; if the Insured is changed, the Policy cannot be contested after it has been in force during the new Insured's lifetime for two years from the effective date of the exchange; and an increase in the Face Amount cannot be contested after the increase has been in force during an Insured's lifetime for two years from its effective date.

PAYMENT IN CASE OF SUICIDE

  If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, Pacific Mutual will limit the death benefit proceeds to the premium payments less any Policy Indebtedness and less the amount of any Preferred Withdrawals. If the Insured has been changed and the new Insured dies by suicide, while sane or insane, within two years of the exchange date, we will limit the death benefit proceeds to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since the exchange date, less the sum of any Indebtedness, withdrawal amounts, and any dividends paid in cash since the exchange date. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Face Amount, we will refund the cost of insurance charges made with respect to such increase.

PARTICIPATING

  The Policy is participating and will share in the surplus earnings of Pacific Mutual. However, the current dividend scale is zero and Pacific Mutual does not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

  Upon request, Pacific Mutual will send the Policy Owner an illustration of estimated future benefits under the Policy based on both guaranteed and current cost factor assumptions. However, Pacific Mutual reserves the right to charge a fee for requests for illustrations in excess of one per policy year.

PAYMENT PLAN

  Maturity, surrender, or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by Pacific Mutual from time to time. This benefit is not available if the income would be less than $25 a month. Maturity, surrender, withdrawal, or death benefits may be used to purchase any other Payment Plan that Pacific Mutual makes available at that time.

DISTRIBUTION OF THE POLICY

  Pacific Equities Network ("PEN") is Principal Underwriter of the Policies. PEN is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). Pacific Mutual pays PEN for acting as Principal Underwriter under a Distribution Agreement.

  Pacific Mutual and PEN have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC and members of the NASD. The compensation payable to a broker-dealer by PM and PEN for sales of the product may vary with the Sales Agreement, but is not expected to exceed 5% of premium payments. Broker-dealers may also receive an annual renewal compensation of no more than .20% of the excess of Accumulated Value less Policy Indebtedness over $50,000, computed monthly and payable at the end of each Policy Year. In addition, Pacific Mutual may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling Pacific Mutual's Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Pacific Mutual, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Pacific Mutual makes no separate deductions, other than as previously described, from premiums to pay sales commissions or sales expenses.

                           MORE ABOUT PACIFIC MUTUAL

MANAGEMENT

  The directors and officers of Pacific Mutual are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Mutual Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

  NAME AND POSITION                 PRINCIPAL OCCUPATION LAST FIVE YEARS
  -----------------                 ------------------------------------
Thomas C. Sutton        Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of    of Pacific Mutual, January 1990 to present; Equity Board
the Board and Chief      Member of PIMCO Advisors L.P.; Director of Pacific
Executive Officer        Corinthian Life Insurance Company; similar positions with
                         other subsidiaries of Pacific Mutual; Director of Newhall
                         Land & Farming; Director of Health Insurance Association of
                         America.

Glenn S. Schafer        Director and President of Pacific Mutual, January 1995 to
Director and President   present; Executive Vice President and Chief Financial
                         Officer of Pacific Mutual, March 1991 to January 1995;
                         Senior Vice President, Corporate Finance and Treasurer of
                         Pacific Mutual, September 1987 to March 1991; Equity Board
                         Member of PIMCO Advisors L.P.; Director of Pacific
                         Corinthian Life Insurance Company; similar positions with
                         other subsidiaries of Pacific Mutual.

   NAME AND POSITION                 PRINCIPAL OCCUPATION LAST FIVE YEARS
   -----------------                 ------------------------------------
Harry G. Bubb            Director and Chairman Emeritus of Pacific Mutual, January
Director and              1990 to present.
Chairman Emeritus

Richard M. Ferry         Director of Pacific Mutual, 1986 to present; President,
Director                  Director and Chairman of Korn/Ferry International; Director
                          of: Avery Dennison Corporation; ConAm Management; First
                          Business Bank; Northwestern Restaurants, Inc.; Dole Food
                          Co. Address: 1800 Century Park East, Suite 900, Los
                          Angeles, California 90067.

Donald E. Guinn            Director of Pacific Mutual, 1984 to present; Chairman
Director                    Emeritus and Director of Pacific Telesis Group; Director
                            of: Pacific Bell; The Dial Corp.; Bank of America NT & SA;
                            BankAmerica Corporation; Pyramid Technology Group. Address:
                            Pacific Telesis Center, 130 Kearny Street, Room 3719, San
                            Francisco, California 94108-4818.

Ignacio E. Lozano, Jr.     Director of Pacific Mutual, 1988 to present; Chairman and
Director                    Editor-in-Chief of La Opinion; Director of: BankAmerica
                            Corporation; Bank of America NT&SA; Pacific Enterprises;
                            The Walt Disney Company; Hexel Corp.; Former President and
                            Chief Executive Officer of Levelor Corporation. Address:
                            411 West Fifth Street, 12th Floor, Los Angeles, California
                            90015.

Charles A. Lynch           Director of Pacific Mutual, 1985 to present; Chairman of
Director                    Market Value Partners Company, Director of: Nordstrom,
                            Inc.; Mid-Peninsula Bank; Greyhound Lines Inc.; Syntex
                            Corporation; Fresh Choice, Inc. Address: 3000 Sand Hill
                            Road, #1-125, Menlo Park, California 94025.

Dr. Allen W. Mathies, Jr.  Director of Pacific Mutual, 1985 to present; Director,
Director                    President and Chief Executive Officer of: Huntington
                            Memorial Hospital; Southern California Health Care Systems;
                            Director of Occidental College. Address: 100 W. California
                            Blvd., Pasadena, California 91109-7103.

Charles D. Miller          Director of Pacific Mutual, 1986 to present; Director,
Director                    Chairman, and Chief Executive Officer of Avery Dennison
                            Corporation; Director of: Great Western Financial
                            Corporation; Nationwide Health Properties, Inc.; Southern
                            California Edison Company. Address: 150 N. Orange Grove
                            Boulevard, Pasadena, California 91103.

Donn B. Miller             Director of Pacific Mutual, 1977 to present; President,
Director                    Chief Executive Officer and Director of Pearson-Sibert Oil
                            Co. of Texas; Director of: The Irvine Company; Automobile
                            Club of Southern California; St. John's Hospital and Health
                            Center Foundation; Former Senior Partner with the law firm of O'Melveny & Meyers. Address: 136 El Camino, Suite 216,
                            Beverly Hills, California 90212.

Susan Westerberg Prager    Director of Pacific Mutual, 1979 to present; Dean of the
Director                    UCLA School of Law at the University of California at Los
                            Angeles; Director of Lucille Salter Packard Children's
                            Hospital of Stanford. Address: 405 Hilgard Avenue, Room
                            3374, Los Angeles, California 90024-1476.

  NAME AND POSITION                   PRINCIPAL OCCUPATION LAST FIVE YEARS
  -----------------                   ------------------------------------
James R. Ukropina         Director of Pacific Mutual, 1989 to present; Partner with
Director                   the law firm of O'Melveny & Myers; Former Chairman and
                           Chief Executive Officer of Pacific Enterprises; Director of
                           Lockheed Corporation; Trustee of Stanford University.
                           Address: 400 S. Hope Street, 16th Floor, Los Angeles,
                           California 90071-2899.

Raymond L. Watson         Director of Pacific Mutual, 1975 to present; Vice Chairman
Director                   and Director of The Irvine Company; Director of: The Walt
                           Disney Company; The Mitchell Energy and Development
                           Company. Address: 550 Newport Center Drive, Ninth Floor
                           Newport Beach, California 92660.

Lynn C. Miller            Executive Vice President, Individual Insurance, of Pacific
Executive Vice President   Mutual, January 1995 to present; Sr. Vice President,
                           Individual Insurance of Pacific Mutual 1989 to 1995.

David R. Carmichael       Senior Vice President and General Counsel of Pacific Mutual,
Senior Vice President      April 1992 to present; Vice President and Investment
and General Counsel        Counsel of Pacific Mutual, April 1989 to April 1992;
                           Director of: Pacific Corinthian Life Insurance Company; PM
                           Group Life Insurance Company; Director of Association of
                           California Life Insurance Companies.

Marilee Roller            Senior Vice President, Corporate Finance and Administration,
Senior Vice President      of Pacific Mutual, January 1995 to present; President and
                           COO of Pacific Corinthian Life Insurance Company, 1992 to
                           present; Vice President of Pacific Mutual, 1994 and 1995;
                           Vice President and Controller of Pacific Mutual, 1990 to
                           1992, similar positions with other subsidiaries of Pacific
                           Mutual.

Audrey L. Milfs           Vice President and Corporate Secretary of Pacific Mutual,
Vice President and         March 1991 to present; Second Vice President and Corporate
Corporate Secretary        Secretary of Pacific Mutual, April 1989 to March 1991;
                           Similar positions with other subsidiaries of Pacific
                           Mutual.

Edward Byrd               Vice President and Controller of Pacific Mutual, June 1992
Vice President and         to present; Vice President, Corporate Audit and Financial
Controller                 Planning of Pacific Mutual, November 1991 to June 1992;
                           Assistant Vice President, Corporate Audit of Pacific
                           Mutual, May 1990 to November 1991.

Khanh T. Tran             Vice President and Treasurer of Pacific Mutual, November
Treasurer                  1991 to present; Assistant Vice President and Treasurer of
                           Pacific Mutual, September 1990 to November 1991; Assistant
                           Treasurer of The Vons Companies, February 1988 to September
                           1990; Treasurer to other subsidiaries of Pacific Mutual.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by Pacific Mutual or any of its affiliates to any person listed for services rendered to the Account.

STATE REGULATION

  Pacific Mutual is subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of Pacific Mutual for the preceding year and its financial condition as of December 31st of that year. Pacific Mutual's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Pacific Mutual's operations at periodic intervals.

TELEPHONE TRANSFER AND LOAN PRIVILEGES

  A Policy Owner may request a transfer of Accumulated Value or a Policy Loan by telephone if an Authorization for Telephone Requests ("Telephone Authorization") has been properly completed, signed, and filed at Pacific Mutual's Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by Pacific Mutual. Telephone instructions received by Pacific Mutual by 1:00 P.M. Pacific time, or the close of the New York Stock Exchange, if earlier, on any Valuation Date will be effected as of the end of that Valuation Date in accordance with the Policy Owner's instructions, subject to the limitation of five allocation alternatives (presuming that the Free-Look Period has expired). Pacific Mutual reserves the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Policy Owners might not be able to request transfers and loans by telephone and would have to submit written requests.

  Pacific Mutual has established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by Pacific Mutual, and Pacific Mutual will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon the submission of a Telephone Authorization, a Policy Owner authorizes Pacific Mutual to accept and act upon telephonic instructions for transfers or loans involving the Policy Owner's Policy, and agrees that neither Pacific Mutual, any of its affiliates, Pacific Select Fund, nor any of their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorneys fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by Pacific Mutual to be genuine, provided that Pacific Mutual has complied with its procedures. As a result of this policy on telephonic requests, the Policy Owner will bear the risk of loss arising from the telephone transfer and loan privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Account is a party, or which would materially affect the Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Policies described in this Prospectus and the organization of Pacific Mutual, its authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by the General Counsel of Pacific Mutual.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

REGISTRATION STATEMENT

  A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the

Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

  The audited financial statements for the Separate Account and for Pacific Mutual included in this Prospectus and in the Registration Statement have been audited by Deloitte & Touche LLP, independent certified public accountants, as indicated in their report hereon, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

  The audited financial statements for the Separate Account as of and for the years ended December 31, 1994 and 1993, are set forth herein, starting on page
38. The audited financial statements of Pacific Mutual as of and for the years ended December 31, 1994 and 1993 are set forth herein starting on page 45.

  The financial statements of the Separate Account and Pacific Mutual have been audited by Deloitte & Touche LLP. The financial statements of Pacific Mutual should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of Pacific Mutual to meet its obligations under the Policies.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Mutual Life Insurance Company


We have audited the accompanying statements of assets and liabilities of the Pacific Select Separate Account (comprised of the Money Market, Managed Bond, Government Securities, High Yield Bond, Growth, Equity Income, Multi-Strategy, International, Equity Index, and Growth LT Variable Accounts) as of December 31, 1994 and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years ended December 31, 1994 and 1993. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting the Pacific Select Separate Account as of December 31, 1994 and the results of their operations for the year then ended and the changes in their net assets for each of the two years then ended, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Costa Mesa, California
February 17, 1995

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 1994
(In thousands)

                                                                                                     HIGH
                                                               MONEY      MANAGED     GOVERNMENT     YIELD                 EQUITY
                                                               MARKET       BOND      SECURITIES     BOND       GROWTH     INCOME
                                                              VARIABLE    VARIABLE    VARIABLE     VARIABLE    VARIABLE   VARIABLE
                                                               ACCOUNT    ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT    ACCOUNT
                                                               -------    -------     ----------    -------    --------    -------
ASSETS

Investments in Pacific Select Fund:
  Money Market Series (240 shares; cost $2,413) ............  $  2,405
  Managed Bond Series (11 shares; cost $119) ...............              $   112
  Government Securities Series (34 shares; cost $365) ......                          $     325
  High Yield Bond Series (360 shares; cost $3,186) .........                                       $  3,206
  Growth Series (430 shares; cost $6,692) ..................                                                   $  6,400
  Equity Income Series ( 167 shares; cost $2,344) ..........                                                               $ 2,341
  Multi-Strategy Series (60 shares; cost $661) .............
  International series (96 shares; cost $1,143) ............
  Equity Index Series (19 Shares; cost $226) ...............
  Growth LT Series (9 shares; cost $92) ....................

                                                             ---------    -------     ---------    --------    -------     -------
TOTAL ASSETS ...............................................     2,405        112           325       3,206      6,400       2,341
                                                             ---------    -------     ---------    --------    -------     -------
LIABILITIES
Payables:
  Mortality and expense risk fee ...........................         3                                    4          7           3
                                                             ---------    -------     ---------    --------    -------     -------
TOTAL LIABILITIES ..........................................         3                                    4          7           3
                                                             ---------    -------     ---------    --------    -------     -------
NET ASSETS ................................................. $   2,402    $   112     $     325    $  3,202    $ 6,393     $ 2,338
                                                             =========    =======     =========    ========    =======     =======

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                MULTI-    INTER-       EQUITY     GROWTH
                                                               STRATEGY   NATIONAL     INDEX        LT
                                                               VARIABLE   VARIABLE    VARIABLE    VARIABLE
                                                               ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT
                                                               -------    --------    --------    -------
ASSETS

Investments in Pacific Select Fund:
  Money Market Series (240 shares; cost $2,413) ............
  Managed Bond Series (11 shares; cost $119) ...............
  Government Securities Series (34 shares; cost $365) ......
  High Yield Bond Series (360 shares; cost $3,186) .........
  Growth Series (430 shares; cost $2,344) ..................
  Equity Income Series ( 167 shares; cost $2,344) ..........
  Multi-Strategy Series (60 shares; cost $661) .............   $    691
  International series (96 shares; cost $1,143) ............              $  1,146
  Equity Index Series (19 Shares; cost $226) ...............                          $    248
  Growth LT Series (9 shares; cost $92) ....................                                      $     96

                                                               --------   --------    --------    --------
TOTAL ASSETS ...............................................        691      1,146         248          96
                                                               --------   --------    --------    --------
LIABILITIES
Payables:
  Mortality and expense risk fee ...........................          1          1
                                                               --------   --------    --------    --------
TOTAL LIABILITIES ..........................................          1          1
                                                               --------   --------    --------    --------
NET ASSETS .................................................   $    690   $  1,145    $    248    $     96
                                                               ========   ========    ========    ========

SEE NOTES TO FINANCIAL STATEMENTS.

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1994
(IN THOUSANDS)

                                                                                       HIGH
                                                  MONEY     MANAGED    GOVERNMENT     YIELD                   EQUITY      MULTI-
                                                 MARKET      BOND      SECURITIES      BOND       GROWTH      INCOME     STRATEGY
                                                VARIABLE   VARIABLE     VARIABLE     VARIABLE    VARIABLE    VARIABLE    VARIABLE
                                                 ACCOUNT    ACCOUNT     ACCOUNT       ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT
                                                 -------    -------     -------       -------     -------     -------    -------
INVESTMENT INCOME
  Dividends..................................    $    53    $    57     $    16       $   275     $   549     $   218    $    42
EXPENSES
  Mortality and expense risk fee.............          7         11           3            23          48          17          5
                                                 -------    -------     -------       -------     -------     -------    -------
NET INVESTMENT INCOME........................         46         46          13           252         501         201         37
                                                 -------    -------     -------       -------     -------     -------    -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions.............................          2        (50)         (6)            6         118          50         24

  Net unrealized appreciation (depreciation)
    on investments...........................         (9)       (86)        (30)         (268)     (1,427)       (274)       (76)
                                                 -------    -------     -------       -------     -------     -------    -------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS......................         (7)      (136)        (36)         (262)     (1,309)       (224)       (52)
                                                 -------    -------     -------       -------     -------     -------    -------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................    $    39    $   (90)    $   (23)      $   (10)    $  (808)    $   (23)   $   (15)
                                                 =======    =======     =======       =======     =======     =======    =======

                                                  INTER-      EQUITY      GROWTH
                                                 NATIONAL     INDEX         LT
                                                 VARIABLE    VARIABLE    VARIABLE
                                                 ACCOUNT      ACCOUNT     ACCOUNT
                                                 -------      -------     -------
INVESTMENT INCOME
  Dividends..................................    $    47      $     7     $     1
EXPENSES
  Mortality and expense risk fee.............          8            2
                                                 -------      -------     -------
NET INVESTMENT INCOME........................         39            5           1
                                                 -------      -------     -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions.............................         52            9

  Net unrealized appreciation (depreciation)
    on investments...........................        (65)         (13)          4
                                                 -------      -------     -------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS......................        (13)          (4)          4
                                                 -------      -------     -------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................    $    26      $     1     $     5
                                                 =======      =======     =======

SEE NOTES TO FINANCIAL STATEMENTS.

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1994
(IN THOUSANDS)


                                                                                         HIGH
                                                        MONEY    MANAGED   GOVERNMENT   YIELD               EQUITY
                                                        MARKET     BOND    SECURITIES    BOND     GROWTH    INCOME
                                                       VARIABLE  VARIABLE   VARIABLE   VARIABLE  VARIABLE  VARIABLE
                                                       ACCOUNT   ACCOUNT    ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT
                                                       -------   -------    -------    -------   -------   -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
 Net investment income................................ $    46   $    46   $     13    $   252   $   501   $   201
 Net realized gain (loss) from security transactions..       2       (50)        (6)         6       118        50
 Net unrealized appreciation (depreciation)
  on investments......................................      (9)      (86)       (30)      (268)   (1,427)     (274)
                                                       -------   -------    -------    -------   -------   -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................      39       (90)       (23)       (10)     (808)      (23)
                                                       -------   -------    -------    -------   -------   -------



INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premiums.............................                                                           1
 Transfers-policy charges and deductions..............     (35)      (24)       (66)       (13)     (241)     (158)
 Transfers in (from other variable accounts)..........   2,332       142         38         64       345       384
 Transfers out (to other variable accounts)...........    (460)   (2,301)       (38)       (85)     (225)     (356)
 Transfers-other......................................                (1)                              1
                                                       -------   -------    -------    -------   -------   -------
NET INCREASE (DECREASE IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS.....................   1,837    (2,184)       (66)       (34)     (120)     (129)
                                                       -------   -------    -------    -------   -------   -------


NET INCREASE (DECREASE) IN NET ASSETS.................   1,876    (2,274)       (89)       (44)     (928)     (152)


NET ASSETS
  Beginning of year...................................     526     2,386        414      3,246     7,321     2,490
                                                       -------   -------    -------    -------   -------   -------
  End of year......................................... $ 2,402   $   112    $   325    $ 3,202   $ 6,393   $ 2,338
                                                       =======   =======    =======    =======   =======   =======
                                                        MULTI-    INTER-     EQUITY     GROWTH
                                                       STRATEGY  NATIONAL    INDEX        LT
                                                       VARIABLE  VARIABLE   VARIABLE   VARIABLE
                                                       ACCOUNT   ACCOUNT    ACCOUNT    ACCOUNT
                                                       -------   -------    -------    -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS...................................... $    37   $    39    $     5    $     1
 Net investment income................................      24        52          9
 Net realized gain (loss) from security transactions
 Net unrealized appreciation (depreciation)
  on investments......................................     (76)      (65)       (13)         4
                                                       -------   -------    -------    -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................     (15)       26          1          5
                                                       -------   -------    -------    -------


INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premiums.............................
 Transfers-policy charges and deductions..............     (58)     (129)       (59)        (1)
 Transfers in (from other variable accounts)..........      32       328          8         92
 Transfers out (to other variable accounts)...........    (116)     (179)        (2)
 Transfers-other......................................                (1)
                                                       -------   -------    -------    -------
NET INCREASE (DECREASE IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS.....................    (142)       19        (53)        91
                                                       -------   -------    -------    -------


NET INCREASE (DECREASE) IN NET ASSETS.................    (157)       45        (52)        96


NET ASSETS
  Beginning of year...................................     847     1,100        300          0
                                                       -------   -------    -------    -------
  End of year......................................... $   690   $ 1,145    $   248    $    96
                                                       =======   =======    =======    =======

SEE NOTES TO FINANCIAL STATEMENTS.

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1993
(IN THOUSANDS)


                                                                                      HIGH
                                                    MONEY     MANAGED   GOVERNMENT    YIELD
                                                   MARKET      BOND     SECURITIES    BOND     GROWTH
                                                   VARIABLE  VARIABLE    VARIABLE   VARIABLE  VARIABLE
                                                   ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT   ACCOUNT
                                                   -------    -------    -------    -------   -------

INCREASE IN NET ASSETS
 FROM OPERATIONS

 Net investment income...........................  $    11    $   203    $    31    $   353   $   340
 Net realized gain from security transactions....                  64          1          9       157
 Net unrealized appreciation on investments......        2         41          5        119       800
                                                   -------    -------    -------    -------   -------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.......................       13        308         37        481     1,297
                                                   -------    -------    -------    -------   -------


INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS

 Transfer of net premiums........................       17
 Transfers-policy charges and deductions.........       (3)      (187)        (5)       (74)     (326)
 Transfers in (from other variable accounts).....       27         13         32        156       156
 Transfers out (to other variable accounts)......     (310)      (638)       (22)       (72)      (21)
 Transfers-other.................................       (1)        (1)                   (1)       (9)
                                                   -------    -------    -------    -------   -------
NET INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS................     (270)      (813)         5          9      (200)
                                                   -------    -------    -------    -------   -------


NET INCREASE (DECREASE) IN NET ASSETS............     (257)      (505)        42        490     1,097


NET ASSETS

 Beginning of year...............................      783      2,891        372      2,756     6,224
                                                   -------    -------    -------    -------   -------
 End of year.....................................  $   526    $ 2,386    $   414    $ 3,246   $ 7,321
                                                   =======    =======    =======    =======   =======
                                                    EQUITY    MULTI-    INTER-    EQUITY
                                                    INCOME   STRATEGY  NATIONAL   INDEX
                                                   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                                                   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                                                   -------   -------   -------   -------
INCREASE IN NET ASSETS
 FROM OPERATIONS

 Net investment income...........................  $   112   $    37   $     8   $     6
 Net realized gain from security transactions....       58        16        11        20
 Net unrealized appreciation on investments......       12        17        92         3
                                                   -------   -------   -------   -------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.......................      182        70       111        29
                                                   -------   -------   -------   -------


INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS

 Transfer of net premiums........................
 Transfers-policy charges and deductions.........     (260)      (36)      (62)      (83)
 Transfers in (from other variable accounts).....      113                 914        17
 Transfers out (to other variable accounts)......      (31)      (89)     (106)      (16)
 Transfers-other.................................       (3)                 (1)       (1)
                                                   -------   -------   -------   -------
NET INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS................     (181)     (125)      745       (83)
                                                   -------   -------   -------   -------


NET INCREASE (DECREASE) IN NET ASSETS............        1       (55)      856       (54)


NET ASSETS

 Beginning of year...............................    2,489       902       244       354
                                                   -------   -------   -------   -------
 End of year.....................................  $ 2,490   $   847   $ 1,100   $   300
                                                   =======   =======   =======   =======

SEE NOTES TO FINANCIAL STATEMENTS.

                        PACIFIC SELECT SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     The Pacific Select Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is currently comprised of ten subaccounts ("Variable Accounts"): the Money Market Variable Account, the Managed Bond Variable Account, the Government Securities Variable Account, the High Yield Bond Variable Account, the Growth Variable Account, the Equity Index Variable Account, and the Growth LT Variable Account. The assets in each Variable Account are invested in shares of the corresponding series of Pacific Select Fund (the "Fund"), each of which pursues different investment objectives and policies.

     The Separate Account was established by Pacific Mutual Life Insurance Company ("Pacific Mutual") on November 20, 1986 and commenced operations on January 7, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Mutual. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Mutual, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Mutual.

  A. Valuation of Investments

     Investments in shares of the Fund are valued at the reported net asset values of the respective series.

  B. Security Transactions

     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the identified cost basis.

  C. Federal Income Taxes

     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Mutual, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Mutual with respect to the operations of the Separate Account.

2. DIVIDENDS

     During 1994 and 1993, the Fund declared dividends for each series. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of each related series.

3. CHARGES AND EXPENSES

     Pacific Mutual charges the Separate Account daily for mortality and expense risks assumed with respect to variable life insurance policies funded by the Separate Account at an annual rate of 0.70% of the average daily net assets of each Variable Account. Under the policies, Pacific Mutual makes certain deductions from the net assets of each Variable Account for sales load, administrative expenses, state premium taxes, cost of insurance and charges for optional benefits. The operating expenses of the Separate Account are paid by Pacific Mutual.

4. RELATED PARTY AGREEMENT

     Pacific Equities Network, an indirect subsidiary of Pacific Mutual, is the principal underwriter of variable life insurance policies funded by interests in the Separate Account, and is compensated by Pacific Mutual.

                        PACIFIC SELECT SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS


5. SELECTED ACCUMULATED UNIT** INFORMATION

    Selected accumulation unit information for the year ended December 31, 1994 were as follows:

                                                                              HIGH
                                      MONEY       MANAGED     GOVERNMENT      YIELD
                                      MARKET       BOND       SECURITIES      BOND        GROWTH
                                     VARIABLE    VARIABLE      VARIABLE      VARIABLE    VARIABLE
                                      ACCOUNT     ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                                      -------     -------      -------       -------      -------
ACCUMULATION UNIT
  VALUE:

  Begining                            $ 13.38    $ 17.52       $ 16.98       $ 17.97      $  24.86
                                      =======    =======       =======       =======      ========
  Ending                              $ 13.79    $ 16.61       $ 16.00       $ 17.92      $  22.10
                                      =======    =======       =======       =======      ========
Number of Units Outstanding at
  End of Period                       174,156      6,736        20,333       178,675      289,315

                                      EQUITY      MULTI-     INTER-     EQUITY    GROWTH
                                      INCOME     STRATEGY   NATIONAL    INDEX       LT
                                     VARIABLE    VARIABLE   VARIABLE   VARIABLE   VARIABLE
                                      ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                                     --------    -------    -------    -------    -------
ACCUMULATION UNIT
  VALUE

  Begining                           $  17.88     $ 17.31    $ 15.00   $ 13.37     $ 10.00
                                     ========     =======    =======   =======     =======
  Ending                             $  17.71     $ 16.93    $ 15.34   $ 13.42     $ 11.25
                                     ========     =======    =======   =======     =======
Number of Units Outstanding at
  End of Period                       132,048      40,785     74,648    18,515       8,562



__________________
  **Accumulation Unit of measure used to calculate the value of a Contract
    Owner's interest in a Variable Account during the Accumulation Period.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Mutual Life Insurance Company:

We have audited the accompanying statements of financial position of Pacific Mutual Life Insurance Company as of December 31, 1994 and 1993, and the related statements of operations and surplus and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company as of December 31, 1994 and 1993 and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of California and with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Costa Mesa, California
February 21, 1995

                     Pacific Mutual Life Insurance Company

                       STATEMENTS OF FINANCIAL POSITION

                                                              December 31,
                                                          1994           1993
---------------------------------------------------------------------------------
                                                            (In Thousands)
ASSETS
  Bonds                                               $ 6,669,853   $ 5,899,646
  Preferred stocks                                        132,604       143,016
  Common stocks                                            57,874        71,086
  Unconsolidated subsidiaries                             196,401       141,611
  Mortgage loans                                        1,421,182     1,611,400
  Real estate                                             157,507       134,257
  Home office properties                                   51,419        52,115
  Policy loans                                          2,312,455     1,960,162
  Cash and short-term investments                          97,745       342,401
  Investment income due and accrued                       125,534       125,783
  Premiums due and uncollected, and other assets          245,243       143,669
  Separate account assets                               3,260,374     2,720,997
---------------------------------------------------------------------------------

TOTAL ASSETS                                          $14,728,191   $13,346,143
=================================================================================

LIABILITIES AND SURPLUS
Liabilities
  Policy reserves                                     $ 6,476,634   $ 5,807,708
  Deposit funds                                         3,298,915     3,485,440
  Other liabilities                                       885,638       583,989
  Asset valuation reserve                                 179,006       165,251
  Separate account liabilities                          3,260,374     2,720,979
---------------------------------------------------------------------------------
Total Liabilities                                      14,100,567    12,763,367
Surplus                                                   627,624       582,776
---------------------------------------------------------------------------------

TOTAL LIABILITIES AND SURPLUS                         $14,728,191   $13,346,143
=================================================================================

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                     STATEMENTS OF OPERATIONS AND SURPLUS


                                                                Years Ended December 31,
                                                                  1994            1993
------------------------------------------------------------------------------------------
                                                                    (In Thousands)
REVENUES
  Premiums, annuity considerations and deposit funds           $ 2,180,409    $ 2,325,160
  Net investment income                                            879,116        879,931
  Other income                                                       5,073          4,959
------------------------------------------------------------------------------------------
TOTAL REVENUES                                                   3,064,598      3,210,050
------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
  Current and future policy benefits                             2,686,406      2,818,344
  Operating expenses                                               222,203        218,387
  Premium and other taxes (excluding tax on capital gains)          28,715         26,057
  Dividend to policyowners                                          17,162         17,609
------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                      2,954,486      3,080,397
------------------------------------------------------------------------------------------

INCOME BEFORE FEDERAL INCOME TAXES                                 110,112        129,653
Federal income taxes                                                41,510         22,367
------------------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                            68,602        107,286
NER REALIZED CAPITAL GAINS                                          12,424         11,226
------------------------------------------------------------------------------------------

NET INCOME                                                     $    81,026    $   118,512
==========================================================================================

SURPLUS
Net income                                                     $    81,026    $   118,512
Comtribution certificates                                                         149,589
Other surplus transactions, net                                    (36,178)       (57,012)
------------------------------------------------------------------------------------------
Increase in surplus                                                 44,848        211,089
Surplus, beginning of year                                         582,776        371,687
------------------------------------------------------------------------------------------

SURPLUS, END OF YEAR                                           $   627,624    $   582,776
==========================================================================================

See Notes to Financial Statements.

                     Pacific Mutual Life Insurance Company

                            STATEMENTS OF CASH FLOW

                                                             Years Ended December 31,
                                                               1994            1993
-------------------------------------------------------------------------------------------
                                                                   (In Thousands)

CASH FLOW FROM OPERATIONS
Receipts
  Premiums, annuity considerations and deposit funds            $ 1,687,583    $ 2,065,646
  Net investment income                                             809,791        839,682
  Allowances and reserve adjustments on reinsurance ceded           491,363        230,995
  Other                                                              23,862          9,965
Payments
  Policy benefit payments                                        (1,408,650)    (1,530,086)
  Net policy loans                                                 (352,358)      (436,216)
  Operating expenses                                               (247,437)      (204,768)
  Net transfer to separate accounts                                (594,284)      (922,130)
  Premium and other taxes                                           (34,795)       (24,785)
  Dividends to policyowners                                         (17,319)       (17,641)
  Federal income tax                                                (23,995)       (87,162)
-------------------------------------------------------------------------------------------
NET CASH FLOW FROM OPERATIONS                                       333,761        (76,500)
-------------------------------------------------------------------------------------------
CASH FLOW FROM INVESTMENTS
Proceeds
  Bonds                                                           2,937,210      2,696,822
  Stocks                                                            139,785        346,072
  Mortgage loans                                                    390,642        408,238
  Real estate                                                        20,163         90,389
  Other investments                                                  47,132         94,874
Payments for the purchase of
  Bonds                                                          (3,673,859)    (3,174,986)
  Stocks                                                           (126,823)      (278,932)
  Mortgage loans                                                   (230,859)      (131,841)
  Real estate                                                       (17,466)        (7,087)
  Other investments                                                (114,106)       (37,844)
-------------------------------------------------------------------------------------------
NET CASH FLOW FROM INVESTMENTS                                     (628,181)         5,705
-------------------------------------------------------------------------------------------
CASH FLOW FROM BORROWINGS                                            49,764
-------------------------------------------------------------------------------------------
CASH FLOW FROM CONTRIBUTION CERTIFICATES                                           149,589
-------------------------------------------------------------------------------------------
Increase (decrease) in cash and short-term investments             (244,656)        78,794
Cash and short-term investments, beginning of year                  342,401        263,607
-------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                    $    97,745    $   342,401
===========================================================================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

  Interest paid                                                 $    22,120    $     8,054
===========================================================================================

See Notes to Financial Statements.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     DESCRIPTION OF BUSINESS

     Pacific Mutual Life Insurance Company ("Pacific Mutual") was established in 1868. Its core business consists of life insurance, annuity and pension products. In addition, Pacific Mutual provides other insurance, employee benefits and investment management and advisory services through its subsidiaries.

     BASIS OF PRESENTATION

     Pacific Mutual's financial statements are based on accounting practices prescribed or permitted by the Insurance Department of the State of California, which are currently considered generally accepted accounting principles for mutual life insurance companies. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general adminstrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements of Pacific Mutual are not consolidated with those of its subsidiaries.

     In April 1993, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation"). The Interpretation was amended by Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long-Duration Participating Contracts, "("SFAS No. 120") which was issued in January 1995, to further clarify the accounting for mutual life insurance companies and to defer the effective date of the general provisions of the Interpretation to fiscal years beginning after December 15, 1995. SFAS No. 120 did not change the disclosure of other transition provisions of the Interpretation. The Interpretation does not prelude mutual life insurance enterprises from issuing financial statements prepared under statutory accounting practices but concludes that those financial statements should not be described as being prepared in conformity with generally accepted accounting principles ("GAAP"). Upon the effective date of the Interpretation, in order for their financial statements to be described as being prepared in accordance with GAAP, mutual life insurance companies and their subsidiaries will be required to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may elect to issue. Pacific Mutual has not quantified the effects of the application of the Interpretation on its financial statements since the company has not yet determined whether for general purposes it will continue to issue statutory financial statements or statements adopting all applicable authoritative GAAP pronouncements.

     CHANGE IN ACCOUNTING POLICIES

     During 1993, Pacific Mutual implemented the accrual method of accounting for the costs of its postretirement health care and life insurance plans as prescribed by Insurance Department of the State of California. This change is more fully described in Note 10.

     INVESTMENTS

     Investments in bonds are carried at amortized cost. Preferred stocks are principally stated at amortized cost. Common stocks are carried at market value. Investments in unconsolidated subsidiaries are reported on the equity method of accounting, except for PCL (Note 2) which is carried at cost.

     Mortgage loans and policy loans are stated at unpaid principal balances. Real estate is valued at the lower of depreciated cost or market, less related mortgage debt. Real estate is depreciated using the straight-line method over 30 years.

     Short-term investments generally mature within a year and are carried at amortized cost which approximates estimated fair value.

     The Asset Valuation Reserve ("AVR") is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions or deductions from surplus. The Interest Maintenance Reserve ("IMR") included in

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     other liabilities on the accompanying statements of financial position, results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments and these capital gains and losses are amortized into investment income over the remaining life of the investment sold. The IMR was $13.1 million and $22.4 million as of December 31, 1994 and 1993, respectively.

     Net realized capital gains and losses are determined on the specific identification method and are presented net of federal capital gains tax of $2.2 million and $16.9 million and transfers to the IMR of $(.4) million and $22.4 million for the years ended December 31, 1994 and 1993, respectively.

     Derivatives which qualify for hedge accounting are valued consistently with the hedged items. Realized gains and losses on fixed income contracts are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Realized gains and losses on equity securities, which are marked to market, are recognized immediately. Derivatives which do not qualify for hedge accounting are valued at market value through surplus while still held and through income when realized.

     On November 15, 1994, Pacific Financial Asset Management Corporation, a wholly-owned, second-tier subsidiary of Pacific Mutual and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. Substantially all operations of these entities and net assets of $20.9 million were contributed in exchange for approximately 42% of the newly issued partnership units.

     POLICY RESERVES AND DEPOSIT FUNDS

     Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method, or other modified reserve methods.

     Reserves for individual annuities are maintained principally on the Commissioners' Annuity Reserve Valuation Method. Group annuity contract reserves are valued using the net single premium method.

     The liability for deposit funds, including guaranteed interest contracts, is based primarily upon, and is not less than, the policyowners' equity in their deposit accounts, including credited interest.

     REVENUES AND EXPENSES

     Premiums are recognized as income over the premium paying period. Deposits made in connection with annuity contracts are recognized as revenue when received. Investment income is recorded as earned.

     Expenses, including policy acquisition costs such as commissions, are charged to operations as incurred.

     DIVIDENDS

     Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyowners by an independent consulting actuary.

     FEDERAL INCOME TAXES

     Pacific Mutual is taxed as a life insurance company for Federal income tax purposes. Pacific Mutual's income tax return is consolidated with all its domestic subsidiaries except PCL. The amount of federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. The difference between the effective tax rate and the statutory tax rate of 35% for 1994 and 1993 is primarily due to certain policy acquisition costs being deferred and amortized over a ten-year period for tax purposes, reserve differences, non-taxable investment income and the equity tax for 1994.

     OTHER SURPLUS TRANSACTIONS

     Other surplus transactions consist primarily of unrealized capital gains and losses, changes in nonadmitted assets, and changes in the AVR.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SEPARATE ACCOUNTS

     Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policy owners and contract owners.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair values of financial instruments disclosed in Notes 3 and 4 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts Pacific Mutual could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

     RECLASSIFICATIONS

     Certain prior year amounts have been reclassified to conform to the 1994 financial statement presentation.

2.   REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

     Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual, through its wholly-owned subsidiary,Pacific Corinthian Life Insurance Company ("PCL"), will facilitate the rehabilitation of First Capital Life Insurance Company ("FCL"). In accordance with the rehabilitation agreement, insurance policies of FCL were restructured and assumed by PCL on December 31, 1992.

     The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation plan period, PCL is prohibited from issuing new insurance policies. At the end of the rehabilitation period, PCL will merge into Pacific Mutual, with Pacific Mutual as the surviving entity. Substantially all of the assets and certain of the liabilities of FCL were assumed by PCL on December 31, 1992 pursuant to an assumption reinsurance agreement and asset purchase agreement.

     In accordance with the rehabilitation agreement, PCL was capitalized by a cash contribution of $8.3 million from Pacific Mutual and a $45 million certificate of contribution provided by Pacific Financial Holding Company, a wholly-owned subsidiary of Pacific Mutual, for a total of $53.3 million initial capitalization.

     In the event PCL is unable to pay contract benefits, Pacific Mutual is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

3.   INVESTMENT IN DEBT SECURITIES

     The statement value, gross unrealized gains and losses and estimated fair value of bonds and redeemable preferred stocks ("debt securities"), including short-term investments, are shown below. The estimated fair value of publicly traded securities was based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. Pacific Mutual also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


3. INVESTMENTS IN DEBT SECURITIES (CONTINUED)

                                                                                          Estimated
                                        Statement             Gross Unrealized               Fair
                                                    ----------------------------------
                                          Value           Gains          Losses             Value
                                      ---------------------------------------------------------------
                                                               (In Thousands)
December 31, 1994:
U.S. Treasury securities
  and obligations of U.S.
  government authorities
  and agencies                       $    216,201         $   1,064      $  37,113      $   180,152
Obligations of states, political
 subdivisions and foreign
 governments                              321,798             5,371         16,309          310,860
Corporate securities                    3,771,271           104,311        160,712        3,714,870
Mortgage-backed securities              2,480,307            28,911         81,147        2,428,071
Redeemable preferred stock                 81,026               343          5,031           76,338
                                     ---------------------------------------------------------------
Total                                $  6,870,603         $ 140,000      $ 300,312      $ 6,710,291
                                     ===============================================================

December 31, 1993:
U.S. Treasury securities
  and obligations of U.S.
  government authorities
  and agencies                       $    482,104         $  10,227      $   6,788      $   485,543
Obligations of states, political
 subdivisions and foreign
 governments                              194,819            16,520            296          211,043
Corporate securities                    3,328,988           338,039          6,114        3,660,913
Mortgage-backed securities              2,248,574           120,947         10,875        2,358,646
Redeemable preferred stock                 88,456             3,314            359           91,411
                                     ---------------------------------------------------------------
Total                                $  6,342,941         $ 489,047      $ 24,432       $ 6,807,556
                                     ===============================================================

The statement value and estimated fair value of debt securities as of December 31, 1994 by contractual repayment date of principal are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                          Estimated
                                                             Statement                      Fair
                                                               Value                        Value
                                                          ---------------------------------------------
                                                                         (In Thousands)
Due in one year or less                                     $   429,348                 $   414,074

Due after one year through five years                         1,349,078                   1,343,824

Due after five years through ten years                        1,340,882                   1,299,969

Due after ten years                                           1,270,988                   1,224,353
                                                          ---------------------------------------------
                                                              4,390,296                   4,282,220

Mortgage-backed securities                                    2,480,307                   2,428,071
                                                          ---------------------------------------------
Total                                                       $ 6,870,603                 $ 6,710,291
                                                          =============================================

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


3.   INVESTMENTS IN DEBT SECURITIES (CONTINUED)

     Proceeds from sales of investments in debt securities were $1.5 billion and $1.2 billion for the years ended December 31, 1994 and 1993, respectively. In 1994 and 1993, gross gains of $30 million and $53 million and gross losses of $43 million and $2 million, respectively, were realized on those sales.

4.   FINANCIAL INSTRUMENTS

     The estimated fair values of Pacific Mutual's financial instruments, including debt securities, are as follows:


                                                  December 31, 1994                   December 31, 1993
                                              Statement      Estimated            Statement      Estimated
                                                Value        Fair Value              Value       Fair Value
                                           -------------------------------------------------------------------
                                                                     (In Thousands)
        Assets:
         Debt securities (See note 3)                 $ 6,870,603    $ 6,710,291     $ 6,342,941     $ 6,807,556
         Preferred and common stocks                      109,458        116,993         125,646         143,090
         Mortgage loans                                 1,421,182      1,452,596       1,611,400       1,692,700
         Policy loans                                   2,312,455      2,312,455       1,960,162       1,960,162
         Derivative financial instruments:
           Interest rate swaps                                121        (24,809)                         25,641
           Other                                            2,672         (2,822)         10,116          47,118
        Liabilities:
         Guaranteed interest contracts                  2,635,356      2,614,961       2,586,538       2,669,666
         Deposit liabilities                              871,548        833,274         929,748         977,285
         Other derivative financial instruments             2,270          2,128             440
        Contribution certificates                         149,593        124,313         149,589         153,480

The following methods and assumptions were used to estimate the fair values of these financial instruments as of December 31, 1994 and 1993:

PREFERRED AND COMMON STOCKS

The estimated fair values are based on quoted market prices or dealer quotes.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The statement value of policy loans is a reasonable estimate of their fair values.

GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

The estimated fair values of fixed-maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair values of deposit liabilities with no defined maturities are the amounts payable on demand.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


4.   FINANCIAL INSTRUMENTS (CONTINUED)

     GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES (Continued)

     Pacific Mutual has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $749 million as of December 31, 1994, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual receives a fee which varies by contract. Pacific Mutual sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Pacific Mutual utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices and interest rates. Pacific Mutual has also set aside a corporate total return portfolio utilizing derivative financial instruments. These instruments include interest rate and currency swaps, forwards, options held, options written, and futures contracts, and involve elements of credit risk and market risk in excess of amounts recognized in the accompanying financial statements. The notional amounts of those instruments reflect the extent of involvement in those various types of financial instruments. The estimated fair values of these instruments are based on market or dealer quotes. Pacific Mutual determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance-sheet credit risks.

     Options and Floors

     Pacific Mutual uses options and floors to hedge against fluctuations in interest rates and in its corporate total return portfolio. Cash requirements on options held are limited to the premium paid by Pacific Mutual at acquisition. Pacific Mutual uses written options on a limited basis consisting primarily of covered calls. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors held are reported as assets and options written are reported as liabilities. As of December 31, 1994, the notional amount of options held and options written approximated $1.5 billion and $42 million, respectively. Option contracts mature during fiscal years 1995 through 2000.

     Interest Rate Swap Contracts

     Pacific Mutual has entered into interest rate swap contracts to reduce the impact of changes in interest rates on its variable short-term and long-term investments. These contracts effectively change the interest rate exposure on variable rate notes to fixed rates which range from 1.9% to 8.6% as of December 31, 1994, and from 1.9% to 12.2% as of December 31, 1993. Interest rate swap contracts mature during fiscal years 1996 through 2013. As of December 31, 1994 and 1993, interest rate swap contracts outstanding with financial institutions had a total notional amount of $477 million and $770 million, respectively.

     Foreign Currency Exchange Contracts

     Pacific Mutual enters into foreign currency exchange contracts that are used to hedge against fluctuations in foreign currency-denominated assets and related income. Gains and losses on such agreements offset currency gains and losses on the related assets. As of December 31, 1994, the notional amount of foreign currency exchange contracts approximated $35 million. Foreign currency exchange contracts expire during fiscal years 1995 through 1999.

     Future Contracts

     Pacific Mutual uses exchange-traded futures contracts for asset and liability management of fixed maturity securities and insurance liabilities and for hedging market fluctuations on equity securities. Price changes on futures are settled daily through the daily margin cash flows. As of December 31, 1994 and 1993, the notional amounts of futures contracts were $163 million and $573 million, respectively. The notional amounts of the contracts do not represent future cash requirements, as Pacific Mutual intends to close out open positions prior to expiration.

     CONTRIBUTION CERTIFICATES

     The estimated fair value of contribution certificates is based on market quotes.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


5.   CONCENTRATION OF CREDIT RISK

     Pacific Mutual manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

     Pacific Mutual is exposed to credit loss in the event of nonperformance by the other parties to the interest rate swaps contracts and other derivative securities. However, Pacific Mutual does not anticipate nonperformance by the counterparties.

6.   UNCONSOLIDATED SUBSIDIARIES

     Pacific Mutual's subsidiary operations primarily include other life and health insurance and investment management and advisory services. As of December 31, 1994 and 1993, subsidiary assets, including PCL, were $4.5 billion and $4.4 billion, respectively, and liabilities were $4.2 billion as of December 31, 1994 and 1993.

     Revenue and net income, including PCL, were $1.1 billion and $75 million for the year ended December 31, 1994, and $1.0 billion and $57 million for the year ended December 31, 1993. Dividends from subsidiaries totaled $2 million and $24 million for the years ended December 31, 1994 and 1993, respectively. All earnings of the subsidiaries, excluding PCL, and excluding capital gains, are included in net investment income.

7.   BORROWINGS

     Pacific Mutual borrows for short-term needs by issuing commercial paper. Approximately $50 million was outstanding as of December 31, 1994, bearing an interest rate of 5.86%, and was repaid in January, 1995. There were no commercial paper borrowings outstanding as of December 31, 1993.

     In addition, Pacific Mutual had available lines of credit totaling approximately $250 million and $300 million as of December 31, 1994 and 1993, respectively. There were no borrowings outstanding as of December 31, 1994 and 1993.

8.   CONTRIBUTION CERTIFICATES

     On December 30, 1993, Pacific Mutual issued $150 million of Contribution Certificates (the "Certificates"), also referred to as Surplus Notes, at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually. The Certificates may not be redeemed at the option of Pacific Mutual or any holder of the Certificates. The Certificates are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual. Each payment of interest on and the payment of principal of the Certificates may be made only out of Pacific Mutual's surplus and with the prior approval of the Insurance Commissioner of the State of California. In accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, the Certificates are not part of the liabilities of Pacific Mutual and are included in surplus.

9.   REINSURANCE

     Pacific Mutual has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks. For the years ended December 31, 1994 and 1993, individual life and annuity premiums assumed were $20 million and $22 million and premiums ceded were $363 million and $292 million, respectively. Amounts recoverable from reinsurers for individual life and annuities include reinsured and paid claims of $13 million and $21 million as of December 31, 1994 and 1993, respectively. Policy benefits payable are net of reinsurance on unpaid claims of $(4) million and $0 at December 31, 1994 and 1993, respectively.

     Pacific Mutual also reinsures substantially all of its group life and health business with a subsidiary insurance company. Premiums of $90 million and $122 million, and benefits of $70 million and $80 million were ceded during the years ended December 31, 1994 and 1993, respectively. Amounts payable to the subsidiary under this agreement were $8 million and $4 million as of December 31, 1994 and 1993, respectively.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


9.   REINSURANCE (CONTINUED)

     To the extent that the assuming companies become unable to meet their obligations under these treaties, Pacific Mutual remains contingently liable. However, Pacific Mutual does not anticipate nonperformance by these assuming companies.

10.  PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

     PENSION PLAN

     Pacific Mutual maintains a defined benefit pension plan covering eligible employees and agents. No contributions were made during 1994 or 1993 because of the funded status of the plans and related income tax considerations. Accumulated benefits and net assets available for benefits as of the latest valuation dates (March 31 of each year) are as follows:

                                                                       1994            1993
                                                                -------------------------------
                                                                         (In Thousands)
          Actuarial present value of accumulated benefits
           accumulated benefits:
           Vested                                                    $ 88,122        $ 83,060
           Nonvested                                                    1,115             572
                                                                -------------------------------
          Total                                                      $ 89,237        $ 83,632
                                                                ===============================
          Net assets available for benefits                         $ 111,089       $ 109,194
                                                                ===============================

     The above present values were determined using an assumed discount rate of 8.5% in 1994 and 1993.

     POSTRETIREMENT HEALTHCARE AND LIFE INSURANCE PLANS

     Pacific Mutual sponsors a defined benefit health care plan and a defined benefit life insurance plan ("The Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Mutual's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual reserves the right to modify or terminate The Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under The Plans for the years ended December 31, 1994 and 1993 was $1.7 million for both years.

     During 1993, Pacific Mutual implemented the accrual method of accounting for the costs of The Plans as prescribed by the Insurance Department of the State of California, and elected to amortize its transition obligation of $26.7 million over twenty years.

     Components of net periodic postretirement benefit cost as follows (In Thousands):

                                                                     Years Ended December 31,
                                                                       1994            1993
                                                                -------------------------------
          Service cost                                                 $ 186            $ 89
          Interest cost                                                1,790           1,907
          Amortization                                                  (260)           (260)
                                                                -------------------------------
                                                                       1,716           1,736
          Recognized transition obligation - net                       1,337           1,336
                                                                -------------------------------
          Net periodic postretirement benefit cost                   $ 3,053         $ 3,072
                                                                ===============================

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


10.  PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

     The following table presents The Plans' funded status reconciled with amounts recorded in other liabilities on Pacific Mutual's statement of financial position (In Thousands):

                                                                           1994            1993
                                                                   -------------------------------
             Accumulated postretirement obligation:

              Retirees                                                  $ 20,580        $ 22,844

              Fully eligible active plan participants                      1,346           1,044

              Other active plan participants                               2,455           1,972
                                                                   -------------------------------
                                                                          24,381          25,860
             Fair value of plan assets                                         0               0
                                                                   -------------------------------
             Unfunded accumulated postretirement obligation               24,381          25,860

             Unrecognized net gain/(loss)                                    942          (1,060)

             Prior service cost                                            1,849           2,109

             Unrecognized transition obligation-net                      (24,056)        (25,393)
                                                                   -------------------------------
             Accrued postretirement benefit liability                   $  3,116        $  1,516
                                                                   ===============================

     The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 11% for 1994 and 12% for 1993, and is assumed to decrease gradually to 6% in 2005 and remain at that level thereafter. The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1994 and 1993 would be increased by 11.2% and 8.8%, respectively. The effect of this change would increase the aggregate of the service, interest and amortization cost components of the net periodic benefit cost by 13.6% and 8.6%, respectively.

     The discount rate used in determining the accumulated postretirement benefit obligation was 8.0% and 7.5% for 1994 and 1993, respectively.

11.  INVESTMENT COMMITMENTS

     Pacific Mutual has outstanding commitments to make investments in bonds and other invested assets as follows (In Thousands):

               Year Ended December 31:
               -----------------------
                1995                                            $ 55,152

                1996-1999                                         23,588

                2000 and thereafter                               20,669
                                                          ---------------
               Total                                            $ 99,409
                                                          ===============

12.  LITIGATION

     Pacific Mutual and its subsidiaries are respondents in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position of Pacific Mutual.

     ___________________________________________________________________________

                                    APPENDIX

                             SPECIFIED PERCENTAGES

 AGE    PERCENTAGE   AGE   PERCENTAGE   AGE   PERCENTAGE    AGE    PERCENTAGE
 ----   ----------   ---   ----------   ---   ----------   -----   ----------
 0-40      250%      50       185%      60       130%       70        115%
  41       243       51       178       61       128        71        113
  42       236       52       171       62       126        72        111
  43       229       53       164       63       124        73        109
  44       222       54       157       64       122        74        107
  45       215       55       150       65       120       75-90      105
  46       209       56       146       66       119        91        104
  47       203       57       142       67       118        92        103
  48       197       58       138       68       117        93        102
  49       191       59       134       69       116        94        101

                                 ILLUSTRATIONS

  The following tables illustrate how the death benefits, Accumulated Values and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

  The policies illustrated include the following:

    1. Age 45, Single Premium of $10,000, and initial death benefit of
  $36,268

    2. Age 45, Single Premium of $50,000, and initial death benefit of
  $198,748

    3. Age 45, Single Premium of $100,000, and initial death benefit of
  $400,221

    4. Age 55, Single Premium of $50,000, and initial death benefit of
  $134,670

    5. Age 55, Single Premium of $100,000, and initial death benefit of
  $271,084

  The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

  It should be noted that the illustrated values are the same for both males and females.

  The second column of each table labeled "Total Premium Paid Plus Interest at 5%," shows the amount which would accumulate if an amount equal to the single premium (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year. These illustrations assume that no Policy loans have been made. The values were calculated using the guaranteed maximum Cost of Insurance Charges.

  The amounts shown for the death benefits, Accumulated Values and Net Cash Surrender Values, reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Accounts. These values also take into account the premium load and any administration charges. The daily investment advisory fee is assumed to be equivalent to an annual rate of 0.60% of the aggregate average daily net assets of the Fund. This hypothetical rate is representative of the average maximum investment advisory fee applicable to the ten Portfolios of the Fund. The daily charge by Pacific Mutual for assuming mortality and expense risk is equivalent to a charge at an annual rate of 0.70% of the average net assets of the Variable Accounts.

  The tables also reflect other expenses of the Fund at the rate of 0.27% of the average daily net assets of a Portfolio, which amounts to 0.87% of the average daily net assets of a Portfolio including the investment advisory fee, as adjusted to exclude costs borne by the Fund in connection with the acquisition of assets of Pacific Corinthian Variable Fund and include any foreign taxes. For the year ended December 31, 1994, the total expenses of each Portfolio after the expense limitation described below, but before any adjustment, were the following percentages of the average daily net assets of the Portfolios: 0.64% for the Money Market Portfolio; 0.94% for the Equity Income and Multi-Strategy Portfolios; 1.22% for the International Portfolio; 0.84% for the Managed Bond Portfolio; 0.88% for the Government Securities and High Yield Bond Porfolios; 0.86% for the Growth Portfolio; 1.08% (annualized) for the Growth LT Portfolio; and 0.51% for the Equity Index Portfolio. Pacific Mutual has agreed, until at least December 31, 1995, to waive its fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest and gains, and extraordinary expenses, exceed 0.25% of the Portfolios' average daily net assets. Pacific Mutual began this expense reimbursement policy in April 1989. As a result of this policy, the operating expenses of the Portfolios for the year ending December 31, 1994 were equal to the amounts reflected in the tables as described above. In the absence of this policy, the Portfolios' total expenses, including advisory fees and before any adjustments, for the Fund's fiscal year ending December 31, 1994 would have been as follows:
0.64% for the Money Market Portfolio; 0.97% for the High Yield Bond Portfolio; 0.84%
for the Managed Bond Portfolio; 0.95% for the Government Securities Portfolio; 0.86% for the Growth Portfolio; 1.22% (annualized) for the Growth LT Portfolio; 1.00% for the Equity Income Portfolio; 0.94% for the Multi-Strategy Portfolio, 1.22% for the International Portfolio, and 0.54% for the Equity Index Portfolio. Pacific Mutual intends to continue the above-described expense reimbursement policy until at least December 31, 1995. There can be no assurance that the expense reimbursement arrangement will continue after that date, and any unreimbursed expenses would be reflected in the Policy Owner's Accumulated Value and in some instances, the death benefit.

  After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of return of -1.59%, 4.31%, and 10.22%.

  The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since Pacific Mutual is not currently making these charges. In the event that these charges are to be made, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits, Accumulated Values and Net Cash Surrender Values illustrated.

  Pacific Mutual will furnish upon request a comparable illustration reflecting the proposed Insured's Age, Face Amount and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Portfolio of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                 BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 45                                     SINGLE PREMIUM AMOUNT: $10,000
CLASS: MALE NONSMOKER                   GUIDELINE MINIMUM DEATH BENEFIT: $36,268


                  TOTAL
                 PREMIUMS
END OF          PAID PLUS              END OF YEAR DEATH BENEFIT ASSUMING
POLICY         INTEREST AT       HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
                                ------------------------------------------------
YEAR               5%               0%               6%                 12%
----          --------------    ----------      ------------       -------------
  1             $10,500          $36,268           $36,268            $ 36,268
  2             $11,025          $36,268           $36,268            $ 36,268
  3             $11,576          $36,268           $36,268            $ 36,268
  4             $12,155          $36,268           $36,268            $ 36,268
  5             $12,763          $36,268           $36,268            $ 36,268
  6             $13,401          $36,268           $36,268            $ 36,268
  7             $14,071          $36,268           $36,268            $ 36,268
  8             $14,775          $36,268           $36,268            $ 36,268
  9             $15,513          $36,268           $36,268            $ 36,268
  10            $16,289          $36,268           $36,268            $ 36,268
  15            $20,789          $36,268           $36,268            $ 43,785
  20            $26,533          $     0 *         $36,268            $ 62,495
  25            $33,864          $     0 *         $36,268            $ 93,153
  30            $43,219          $     0 *         $     0 *          $135,281
  35            $55,160          $     0 *         $     0 *          $210,964

           END OF YEAR ACCUMULATED VALUE      END OF YEAR NET CASH SURRENDER VALUE
END OF   ASSUMING HYPOTHETICAL GROSS ANNUAL    ASSUMING HYPOTHETICAL GROSS ANNUAL
POLICY     INVESTMENT RETURN OF                    INVESTMENT RETURN OF
         ----------------------------------    -----------------------------------
YEAR        0%          6%         12%              0%         6%         12%
----     ---------  ---------  ------------     ---------  ---------  ------------
  1       $9,628     $10,213     $ 10,799         $8,678     $ 9,263     $  9,849
  2       $9,152     $10,327     $ 11,571         $8,297     $ 9,472     $ 10,716
  3       $8,667     $10,432     $ 12,416         $7,907     $ 9,672     $ 11,656
  4       $8,171     $10,530     $ 13,340         $7,506     $ 9,865     $ 12,675
  5       $7,663     $10,616     $ 14,353         $7,093     $10,046     $ 13,783
  6       $7,140     $10,690     $ 15,463         $6,665     $10,215     $ 14,988
  7       $6,599     $10,748     $ 16,683         $6,219     $10,368     $ 16,303
  8       $6,036     $10,787     $ 18,023         $5,751     $10,502     $ 17,738
  9       $5,448     $10,804     $ 19,499         $5,258     $10,614     $ 19,309
  10      $4,829     $10,794     $ 21,126         $4,734     $10,699     $ 21,031
  15      $1,532     $10,640     $ 32,675         $1,532     $10,640     $ 32,675
  20      $    0 *   $ 9,293     $ 51,225         $    0 *   $ 9,293     $ 51,225
  25      $    0 *   $ 5,023     $ 80,304         $    0 *   $ 5,023     $ 80,304
  30      $    0 *   $     0 *   $126,431         $    0 *   $     0 *   $126,431
  35      $    0 *   $     0 *   $200,918         $    0 *   $     0 *   $200,918

______________
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

* Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 45                                     SINGLE PREMIUM AMOUNT: $50,000
CLASS: MALE NONSMOKER                  GUIDELINE MINIMUM DEATH BENEFIT: $198,748

                         TOTAL
                       PREMIUMS
         END OF        PAID PLUS                 END OF YEAR DEATH BENEFIT ASSUMING
         POLICY       INTEREST AT               HYPOTHETICAL GROSS ANNUAL RETURN OF
                                             ------------------------------------------
          YEAR            5%                     0%             6%             12%
          ----        -----------            -----------   ------------   -------------
           1           $  52,500              $ 198,748      $ 198,748      $  198,748
           2           $  55,125              $ 198,748      $ 198,748      $  198,748
           3           $  57,881              $ 198,748      $ 198,748      $  198,748
           4           $  60,775              $ 198,748      $ 198,748      $  198,748
           5           $  63,814              $ 198,748      $ 198,748      $  198,748
           6           $  67,005              $ 198,748      $ 198,748      $  198,748
           7           $  70,355              $ 198,748      $ 198,748      $  198,748
           8           $  73,873              $ 198,748      $ 198,748      $  198,748
           9           $  77,566              $ 198,748      $ 198,748      $  198,748
           10          $  81,445              $ 198,748      $ 198,748      $  198,748
           15          $ 103,946              $ 198,748      $ 198,748      $  229,339
           20          $ 132,665              $       0 *    $ 198,748      $  329,781
           25          $ 169,318              $       0 *    $ 198,748      $  493,894
           30          $ 216,097              $       0 *    $       0 *    $  719,428
           35          $ 275,801              $       0 *    $       0 *    $1,124,048

                    END OF YEAR ACCUMULATED VALUE                     END OF YEAR NET CASH SURRENDER VALUE
END OF            ASSUMING HYPOTHETICAL GROSS ANNUAL                   ASSUMING HYPOTHETICAL GROSS ANNUAL
POLICY                  INVESTMENT RETURN OF                                  INVESTMENT RETURN OF
              ------------------------------------------            -----------------------------------------
 YEAR              0%             6%            12%                      0%           6%             12%
 ----         ------------   ------------  -------------            -----------  -------------  -------------
 1              $ 48,334       $ 51,267      $   54,201               $ 44,334     $ 47,267       $   50,201
 2              $ 46,215       $ 52,115      $   58,365               $ 42,615     $ 48,515       $   54,765
 3              $ 44,037       $ 52,928      $   62,911               $ 40,837     $ 49,728       $   59,711
 4              $ 41,798       $ 53,705      $   67,884               $ 38,998     $ 50,905       $   65,084
 5              $ 39,482       $ 54,432      $   73,327               $ 37,082     $ 52,032       $   70,927
 6              $ 37,080       $ 55,101      $   79,292               $ 35,080     $ 53,101       $   77,292
 7              $ 34,575       $ 55,696      $   85,834               $ 32,975     $ 54,096       $   84,234
 8              $ 31,949       $ 56,201      $   93,021               $ 30,749     $ 55,001       $   91,821
 9              $ 29,178       $ 56,595      $  100,923               $ 28,378     $ 55,795       $  100,123
 10             $ 26,238       $ 56,855      $  109,629               $ 25,838     $ 56,455       $  109,229
 15             $  9,936       $ 57,302      $  171,148               $  9,936     $ 57,302       $  171,148
 20             $      0 *     $ 51,484      $  270,312               $      0 *   $ 51,484       $  270,312
 25             $      0 *     $ 30,404      $  425,771               $      0 *   $ 30,404       $  425,771
 30             $      0 *     $      0 *    $  672,362               $      0 *   $      0 *     $  672,362
 35             $      0 *     $      0 *    $1,070,522               $      0 *   $      0 *     $1,070,522

__________
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

* Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                 BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 45                                    SINGLE PREMIUM AMOUNT: $100,000
CLASS: MALE NONSMOKER                  GUIDELINE MINIMUM DEATH BENEFIT: $400,221


                  TOTAL
                 PREMIUMS
END OF          PAID PLUS              END OF YEAR DEATH BENEFIT ASSUMING
POLICY         INTEREST AT       HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
                                ------------------------------------------------
YEAR               5%               0%               6%                 12%
----           -------------    ----------      ------------       -------------
  1              $105,000        $400,221         $400,221          $  400,221
  2              $110,250        $400,221         $400,221          $  400,221
  3              $115,763        $400,221         $400,221          $  400,221
  4              $121,551        $400,221         $400,221          $  400,221
  5              $127,628        $400,221         $400,221          $  400,221
  6              $134,010        $400,221         $400,221          $  400,221
  7              $140,710        $400,221         $400,221          $  400,221
  8              $147,746        $400,221         $400,221          $  400,221
  9              $155,133        $400,221         $400,221          $  400,221
  10             $162,889        $400,221         $400,221          $  400,221
  15             $207,893        $400,221         $400,221          $  461,196
  20             $265,330        $      0 *       $400,221          $  663,182
  25             $338,635        $      0 *       $400,221          $  993,212
  30             $432,194        $      0 *       $      0 *        $1,446,755
  35             $551,602        $      0 *       $      0 *        $2,260,440

           END OF YEAR ACCUMULATED VALUE      END OF YEAR NET CASH SURRENDER VALUE
END OF   ASSUMING HYPOTHETICAL GROSS ANNUAL    ASSUMING HYPOTHETICAL GROSS ANNUAL
POLICY         INVESTMENT RETURN OF                    INVESTMENT RETURN OF
         ----------------------------------    -----------------------------------
YEAR        0%          6%         12%              0%         6%          12%
----     ---------  ---------  ------------    ----------  ---------   -----------
  1       $96,653    $102,518    $  108,385       $89,653    $ 95,518    $  101,385
  2       $92,496    $104,297    $  116,798       $86,196    $ 97,997    $  110,498
  3       $88,221    $106,010    $  125,983       $82,621    $100,410    $  120,383
  4       $83,820    $107,654    $  136,032       $78,920    $102,754    $  131,132
  5       $79,264    $109,200    $  147,029       $75,064    $105,000    $  142,829
  6       $74,534    $110,634    $  159,081       $71,034    $107,134    $  155,581
  7       $69,595    $111,923    $  172,302       $66,795    $109,123    $  169,502
  8       $64,412    $113,036    $  186,822       $62,312    $110,936    $  184,722
  9       $58,937    $113,930    $  202,791       $57,537    $112,530    $  201,391
  10      $53,122    $114,561    $  220,383       $52,422    $113,861    $  219,683
  15      $20,399    $115,622    $  344,176       $20,399    $115,622    $  344,176
  20      $     0 *  $104,000    $  543,592       $     0 *  $104,000    $  543,592
  25      $     0 *  $ 61,713    $  856,217       $     0 *  $ 61,713    $  856,217
  30      $     0 *  $      0 *  $1,352,108       $     0 *  $      0 *  $1,352,108
  35      $     0 *  $      0 *  $2,152,800       $     0 *  $      0 *  $2,152,800

______________
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

* Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                 BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 55                                     SINGLE PREMIUM AMOUNT: $50,000
CLASS: MALE NONSMOKER                  GUIDELINE MINIMUM DEATH BENEFIT: $134,670


                                 TOTAL
                                PREMIUMS
              END OF           PAID PLUS              END OF YEAR DEATH BENEFIT ASSUMING
              POLICY          INTEREST AT       HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
                                               ------------------------------------------------
               YEAR               5%               0%               6%                 12%
               ----          --------------    ----------      ------------       -------------
                 1             $ 52,500         $134,670         $134,670          $  134,670
                 2             $ 55,125         $134,670         $134,670          $  134,670
                 3             $ 57,881         $134,670         $134,670          $  134,670
                 4             $ 60,775         $134,670         $134,670          $  134,670
                 5             $ 63,814         $134,670         $134,670          $  134,670
                 6             $ 67,005         $134,670         $134,670          $  134,670
                 7             $ 70,355         $134,670         $134,670          $  134,670
                 8             $ 73,873         $134,670         $134,670          $  134,670
                 9             $ 77,566         $134,670         $134,670          $  134,670
                 10            $ 81,445         $134,670         $134,670          $  134,670
                 15            $103,946         $      0 *       $134,670          $  195,107
                 20            $132,665         $      0 *       $134,670          $  284,201
                 25            $169,318         $      0 *       $      0 *        $  444,041
                 30            $216,097         $      0 *       $      0 *        $  697,734
                 35            $275,801         $      0 *       $      0 *        $1,072,992

           END OF YEAR ACCUMULATED VALUE      END OF YEAR NET CASH SURRENDER VALUE
END OF   ASSUMING HYPOTHETICAL GROSS ANNUAL    ASSUMING HYPOTHETICAL GROSS ANNUAL
POLICY         INVESTMENT RETURN OF                    INVESTMENT RETURN OF
         ----------------------------------    -----------------------------------
 YEAR       0%          6%         12%              0%         6%         12%
 ----    ---------  ---------  ------------     ---------  ---------  ------------
  1       $48,080    $51,015    $   53,951       $44,080    $47,015     $   49,951
  2       $45,657    $51,570    $   57,838       $42,057    $47,970     $   54,238
  3       $43,124    $52,052    $   62,088       $39,924    $48,852     $   58,888
  4       $40,467    $52,449    $   66,749       $37,667    $49,649     $   63,949
  5       $37,670    $52,751    $   71,879       $35,270    $50,351     $   69,479
  6       $34,708    $52,937    $   77,540       $32,708    $50,937     $   75,540
  7       $31,552    $52,986    $   83,807       $29,952    $51,386     $   82,207
  8       $28,162    $52,865    $   90,768       $26,962    $51,665     $   89,568
  9       $24,488    $52,537    $   98,529       $23,688    $51,737     $   97,729
  10      $20,478    $51,961    $  107,226       $20,078    $51,561     $  106,826
  15      $     0 *  $45,636    $  168,196       $     0 *  $45,636     $  168,196
  20      $     0 *  $23,479    $  265,608       $     0 *  $23,479     $  265,608
  25      $     0 *  $     0 *  $  422,897       $     0 *  $     0 *   $  422,897
  30      $     0 *  $     0 *  $  664,509       $     0 *  $     0 *   $  664,509
  35      $     0 *  $     0 *  $1,021,898       $     0 *  $     0 *   $1,021,898

______________
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

* Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE


ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                 BASED ON GUARANTEED COST OF INSURANCE CHARGES


ISSUE AGE: 55                                SINGLE PREMIUM AMOUNT: $100,000
CLASS: MALE NONSMOKER              GUIDELINE MINIMUM DEATH BENEFIT: $271,084

                                         TOTAL
                                        PREMIUMS
                   END OF              PAID PLUS           END OF YEAR DEATH BENEFIT ASSUMING
                   POLICY             INTEREST AT     HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
                                                     --------------------------------------------------
                    YEAR                  5%               0%                6%             12%
                    ----             -------------   --------------    -------------   ----------------
                     1                $ 105,000        $ 271,084         $ 271,084        $   271,084
                     2                $ 110,250        $ 271,084         $ 271,084        $   271,084
                     3                $ 115,763        $ 271,084         $ 271,084        $   271,084
                     4                $ 121,551        $ 271,084         $ 271,084        $   271,084
                     5                $ 127,628        $ 271,084         $ 271,084        $   271,084
                     6                $ 134,010        $ 271,084         $ 271,084        $   271,084
                     7                $ 140,710        $ 271,084         $ 271,084        $   271,084
                     8                $ 147,746        $ 271,084         $ 271,084        $   271,084
                     9                $ 155,133        $ 271,084         $ 271,084        $   271,084
                     10               $ 162,889        $ 271,084         $ 271,084        $   271,084
                     15               $ 207,893        $       0  *      $ 271,084        $   392,203
                     20               $ 265,330        $       0  *      $ 271,084        $   571,299
                     25               $ 338,635        $       0  *      $       0  *     $   892,610
                     30               $ 432,194        $       0  *      $       0  *     $ 1,402,582
                     35               $ 551,602        $       0  *      $       0  *     $ 2,156,924


                     END OF YEAR ACCUMULATED VALUE              END OF YEAR NET CASH SURRENDER VALUE
END OF              ASSUMING HYPOTHETICAL GROSS ANNUAL            ASSUMING HYPOTHETICAL GROSS ANNUAL
POLICY                   INVESTMENT RETURN OF                           INVESTMENT RETURN OF
              -----------------------------------------         ----------------------------------------
 YEAR              0%            6%            12%                 0%             6%             12%
 ----         ----------    ----------   --------------         ---------    -----------   -------------
  1           $ 96,136       $ 102,005     $   107,877          $ 89,136      $  95,005     $   100,877
  2           $ 91,365       $ 103,192     $   115,728          $ 85,065      $  96,892     $   109,428
  3           $ 86,370       $ 104,232     $   124,310          $ 80,770      $  98,632     $   118,710
  4           $ 81,127       $ 105,107     $   133,723          $ 76,227      $ 100,207     $   128,823
  5           $ 75,601       $ 105,793     $   144,082          $ 71,401      $ 101,593     $   139,882
  6           $ 69,743       $ 106,251     $   155,513          $ 66,243      $ 102,751     $   152,013
  7           $ 63,494       $ 106,437     $   168,168          $ 60,694      $ 103,637     $   165,368
  8           $ 56,776       $ 106,288     $   182,223          $ 54,676      $ 104,188     $   180,123
  9           $ 49,487       $ 105,728     $   197,894          $ 48,087      $ 104,328     $   196,494
  10          $ 41,523       $ 104,675     $   215,453          $ 40,823      $ 103,975     $   214,753
  15          $      0  *    $  92,136     $   338,106          $      0  *   $  92,136     $   338,106
  20          $      0  *    $  47,719     $   533,925          $      0  *   $  47,719     $   533,925
  25          $      0  *    $       0  *  $   850,105          $      0  *   $       0  *  $   850,105
  30          $      0  *    $       0  *  $ 1,335,792          $      0  *   $       0  *  $ 1,335,792
  35          $      0  *    $       0  *  $ 2,054,214          $      0  *   $       0  *  $ 2,054,214

 _________________________

All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

* Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                                      LOGO
                               OF PACIFIC SELECT


               Issued By:                        Principal Underwriter:


 Pacific Mutual Life Insurance Company          Pacific Equities Network
        700 Newport Center Drive                   Member: NASD/SIPC
             P.O. Box 9000                      700 Newport Center Drive
    Newport Beach, California 92660                  P.O. Box 9000
                                            Newport Beach, California 92660

                                 Sponsored by:

                            LOGO OF PACIFIC MUTUAL

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
                            700 NEWPORT CENTER DRIVE
                            NEWPORT BEACH, CA 92660

                                Distributed by:

                       LOGO OF PACIFIC EQUITIES NETWORK

                         700 NEWPORT CENTER DRIVE, NB-5
                            NEWPORT BEACH, CA 92660
                                 1-800-800-7681
FORM NO. 15-15756-08